VERMONT ECONOMIC DEVELOPMENT AUTHORITY

                                      and

                     FIRST UNION NATIONAL BANK, as Trustee

                                TRUST INDENTURE

                          Dated as of December 1, 1999

                     VERMONT ECONOMIC DEVELOPMENT AUTHORITY
                        VARIABLE RATE DEMAND/FIXED RATE

                                 REVENUE BONDS

                      (VERMONT PURE SPRINGS, INC. PROJECT)
                                 1999 SERIES A

                     VERMONT ECONOMIC DEVELOPMENT AUTHORITY
                        VARIABLE RATE DEMAND/FIXED RATE

                                 REVENUE BONDS

                      (VERMONT PURE SPRINGS, INC. PROJECT)
                           1999 SERIES A-T (TAXABLE)

                              TABLE OF CONTENTS

                                                                            Page

ARTICLE I ...........DEFINITIONS; CONTENT OF CERTIFICATES AND OPINIONS         4
Section 1.01  .......Definitions                                               4
Section 1.02  .......Content of Certificates and Opinions                     16
Section 1.03  .......Interpretation                                           17
ARTICLE II ..........THE BONDS                                                17
Section 2.01  .......Authorization of Bonds                                   17
Section 2.02  .......Terms of Bonds; Interest on the Bonds                    18
Section 2.03  .......Execution of Bonds                                       20
Section 2.04  .......Authentication                                           21
Section 2.05  .......Form of Bonds                                            21
Section 2.06  .......Transfer of Bonds                                        21
Section 2.07  .......Exchange of Bonds                                        22
Section 2.08  .......Bond Register                                            22
Section 2.09  .......Temporary Bonds                                          22
Section 2.10  .......Bonds Mutilated, Lost, Destroyed or Stolen               23
Section 2.11  .......Cancellation and Destruction of Surrendered Bonds        23
Section 2.12  .......Acts of Bondholders; Evidence of Ownership               23
Section 2.13  .......Book-Entry Bonds; Securities Depository                  23
ARTICLE III .........ISSUANCE OF BONDS; APPLICATION OF PROCEEDS               25
Section 3.01  .......Issuance of the Bonds                                    25
Section 3.02  .......Disposition of Proceeds of the Bonds and Other Amounts   25
ARTICLE IV ..........REDEMPTION OF BONDS BEFORE MATURITY                      25
Section 4.01  .......Extraordinary and Mandatory Redemption                   25
(a) .................Extraordinary Redemption of Bonds                        25
(b) .................Mandatory Redemption of Bonds                            25
(c) .................Mandatory Sinking Fund Redemption                        26
Section 4.02  .......Optional Redemption                                      28
Section 4.03  .......Notice of Redemption                                     28
Section 4.04  .......Interest on Bonds Called for Redemption                  28
Section 4.05  .......Cancellation                                             28

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Section 4.06  .......Partial Redemption of Bonds                              28
Section 4.07  .......Payment of Redemption Price with Available Moneys;
                     Consent of Letter of Credit Bank to Optional Redemption  29
ARTICLE V ...........CONVERSION OF INTEREST RATE; DEMAND PURCHASE OPTION      29
Section 5.01  .......Conversion of Interest Rate on Conversion Date           29
Section 5.02  .......Delivery of Bonds After Conversion Date                  31
Section 5.03  .......Mandatory Tender upon Substitution of Letters of Credit  31
Section 5.04  .......Demand Purchase Option                                   32
Section 5.05  .......Funds for Purchase of Bonds                              33
Section 5.06  .......Delivery of Purchased Bonds                              35
Section 5.07  .......Sale of Bonds by Remarketing Agent                       35
Section 5.08  .......Delivery of Proceeds of Sale of Purchased Bonds          35
Section 5.09  .......Duties of Trustee and Tender Agent with Respect
                     to Purchase of Bonds                                     36
Section 5.10  .......No Purchases or Sales After Certain Defaults             36
ARTICLE VI ..........REVENUES AND FUNDS                                       37
Section 6.01  .......Creation of the Bond Fund                                37
Section 6.02  .......Payments into the Bond Fund                              37
Section 6.03  .......Use of Moneys in the Bond Fund                           37
Section 6.04  .......Custody of Separate Trust Fund                           38
Section 6.05  .......Construction Fund                                        38
Section 6.06  .......Payments into the Construction Fund; Disbursements       38
Section 6.07  .......Use of Money in the Construction Fund Upon Default       38
Section 6.08  .......Use of Money in the Construction Fund Upon
                     Completion of the Project                                38
Section 6.09  .......Nonpresentment of Bonds                                  39
Section 6.10  .......Moneys to be Held in Trust                               39
Section 6.11  .......Repayment to the Bank and the Company from the
                     Bond Fund or the Construction Fund                       39
Section 6.12  .......Letters of Credit                                        39
Section 6.13  .......Rebate Fund                                              40

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Section 6.14  .......Investment of Moneys in Funds                            41
ARTICLE VII .........THE AUTHORITY; PARTICULAR COVENANTS                      42
Section 7.01  .......Covenant as to Payment; Faith and Credit
                     of Commonwealth Not Pledged                              42
Section 7.02  .......Extension of Payment of Bonds                            42
Section 7.03  .......Against Encumbrances                                     43
Section 7.04  .......Power to Issue Bonds and Make Pledge and Assignment      43
Section 7.05  .......Accounting Records and Financial Statements              43
Section 7.06  .......Other Covenants                                          43
Section 7.07  .......Waiver of Laws                                           44
Section 7.08  .......Further Assurances                                       44
Section 7.09  .......Tax Covenants                                            44
Section 7.10  .......Corporate Organization, Authorization and Power          45
Section 7.11  .......Rights and Duties of the Authority                       46
(a) .................Remedies of the Authority                                46
(b) .................Limitations on Actions                                   46
(c) .................Responsibility                                           46
(d) .................Financial Obligations                                    47
ARTICLE VIII ........EVENTS OF DEFAULT AND REMEDIES OF BONDHOLDERS            47
Section 8.01  .......Events of Default                                        47
Section 8.02  .......Acceleration                                             48
Section 8.03  .......Other Remedies                                           50
Section 8.04  .......Legal Proceedings by Trustee                             50
Section 8.05  .......Discontinuance of Proceedings by Trustee                 50
Section 8.06  .......Bondholders May Direct Proceedings                       50
Section 8.07  .......Limitations on Actions by Bondholders                    51
Section 8.08  .......Trustee May Enforce Rights Without Possession of Bonds   51
Section 8.09  .......Delays and Omissions Not to Impair Rights                51
Section 8.10  .......Application of Moneys in Event of Default                52
Section 8.11  .......Trustee and Bondholders Entitled to All Remedies
                     Under Act; Remedies Not Exclusive                        52

                                     -iii-
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Section 8.12  .......Trustee's Right to Receiver                              52
Section 8.13  .......Subrogation Rights of Bank                               52
Section 8.14  .......Waiver of Default                                        53
ARTICLE IX ..........THE TRUSTEE; THE TENDER AGENT AND THE REMARKETING AGENT  53
Section 9.01  .......Duties, Immunities and Liabilities of Trustee            53
Section 9.02  .......Merger or Consolidation                                  54
Section 9.03  .......Liability of Trustee                                     54
Section 9.04  .......Right of Trustee to Rely on Documents                    55
Section 9.05  .......Preservation and Inspection of Documents                 56
Section 9.06  .......Compensation                                             56
Section 9.07  .......The Tender Agent                                         56
Section 9.08  .......Qualifications of Tender Agent                           57
Section 9.09  .......Qualifications of Remarketing Agent;
                     Resignation; Removal                                     57
Section 9.10  .......Construction of Ambiguous Provisions                     58
ARTICLE X ...........MODIFICATION OR AMENDMENT OF THE INDENTURE               58
Section 10.01  ......Amendments Permitted                                     58
Section 10.02  ......Effect of Supplemental Indenture                         58
Section 10.03  ......Trustee Authorized to Join in Amendments and
                     Supplements; Reliance on Counsel                         59
ARTICLE XI ..........DEFEASANCE                                               59
Section 11.01  ......Discharge of Indenture                                   59
Section 11.02  ......Discharge of Liability on Bonds                          60
Section 11.03  ......Deposit of Money or Securities with Trustee              60
Section 11.04  ......Payment of Bonds After Discharge of Indenture            61
ARTICLE XII .........MISCELLANEOUS                                            61
Section 12.01  ......Liability of Authority Limited to Revenues               61
Section 12.02  ......Limitation of Liability of Directors,
                     Etc., of Authority                                       61
Section 12.03  ......Reserved                                                 62
Section 12.04  ......Successor Is Deemed Included in
                     All References to Predecessor                            62
Section 12.05  ......Limitation of Rights to Parties,
                     Bank, Company and Bondholders                            62

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Section 12.06  ......Waiver of Notice                                         62
Section 12.07  ......Severability of Invalid Provisions                       62
Section 12.08  ......Notices                                                  62
Section 12.09  ......Evidence of Rights of Bondholders                        64
Section 12.10  ......Disqualified Bonds                                       64
Section 12.11  ......Money Held for Particular Bonds                          64
Section 12.12  ......Funds                                                    65
Section 12.13  ......Payments Due on Days other than Business Days            65
Section 12.14  ......Execution in Several Counterparts                        65
EXHIBIT "A"  (FLOATING RATE FORM OF SERIES A BOND) .                           1
EXHIBIT "B"  (FIXED RATE FORM OF SERIES A BOND) ....                           1
EXHIBIT "C"  (FLOATING RATE FORM OF SERIES A-T BOND)                           1
EXHIBIT "D"  (FIXED RATE FORM OF SERIES A-T BOND) ..                           1
EXHIBIT "E"  CONSTRUCTION FUND REQUISITION .........                           1
EXHIBIT "F"  BANK APPROVAL                                                     1

     THIS TRUST INDENTURE, made and entered into as of December 1, 1999, by and between the VERMONT ECONOMIC DEVELOPMENT AUTHORITY, a body corporate and politic and a public instrumentality of the State of Vermont created under the Act (the "Authority") and First Union National Bank, as trustee (the "Trustee") and tender agent (the "Tender Agent");

                               W I T N E S E T H:

     Certain of the terms and words used in these Recitals, and in the following Granting Clauses, are defined in Section 1.01 of this Indenture.

     WHEREAS, the Authority is a body politic and corporate and a public instrumentality of the State, organized and existing under the Act, and is authorized under the Act to finance industrial facilities; and

     WHEREAS, in order to permit the Company to finance the Project Facilities, the Authority will make certain funds available to the Company; and

     WHEREAS, the Authority has determined that it shall undertake the financing of the Project pursuant to the provisions and requirements of the Act; and

     WHEREAS, the Authority has entered into the Agreement with the Company wherein the Authority will loan the proceeds of the Bonds to the Company, and wherein the Company agrees, among other things, to make certain loan payments to the Authority, all as set forth in the Agreement; and

     WHEREAS, the Authority has determined to assign, transfer and pledge unto the Trustee, as trustee under this Indenture, all right, title and interest of the Authority (except for certain rights of the Authority to indemnification and the payment of its costs, fees and expenses as more particularly described in the Agreement) in and to the Agreement and the sums payable thereunder; and

     WHEREAS, the Authority is authorized by the Act to borrow money, and the Authority deems it necessary to borrow money under and pursuant to provisions hereof for the purposes of, among other things, financing the costs and expenses of the Project (all in accordance with applicable law) and of carrying out its obligations under the terms of the Agreement, and, to that end, the Authority has duly authorized and directed the issuance, sale and delivery of the Bonds to be issued as fully registered bonds; and to secure payment of the principal and Purchase Price thereof and of the interest and premium, if any, thereon and the performance and observance of the covenants and conditions herein contained, the Authority has authorized the execution and delivery of this Indenture; and

     WHEREAS, the Bonds will be issued as two series of bonds respectively designated generally as "Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A" and "Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A-T (Taxable);"and

     WHEREAS, the Agreement provides that the Authority will loan the proceeds of the Bonds to the Company and the Company will make certain loan payments to the Authority payable in installments equal to payments of debt service on the Bonds when due; and WHEREAS, the Agreement further provides that the Company will cause the Letters of Credit to be delivered by the Bank to the Trustee at the time of delivery of the Bonds for the further security and benefit of Owners of the Bonds; and WHEREAS, the Company and the Bank have entered into a Reimbursement Agreement whereunder the Bank has agreed to issue and maintain the Letters of Credit as provided for therein and herein, and the Company has agreed to reimburse the Bank for any draws made by the Trustee on the Letters of Credit and for other costs, expenses and charges, as specified in the Reimbursement Agreement; and

     WHEREAS, this Indenture is a security document under the Act and execution and delivery of this Indenture and the issuance of the Bonds hereunder and under the Act have been duly and validly authorized by resolution of the Authority board of directors duly adopted prior to such execution and delivery.

                         GRANTING CLAUSES AND AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and sold by the Authority under this Indenture by those who shall own the same from time to time, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be executed, authenticated, issued, delivered and accepted by all persons who shall from time to time be or become Owners thereof, and in order to secure the payment of the principal of and premium (if any) and interest on, and Purchase Price of, the Bonds according to their tenor and effect and the performance and observance by the Authority of all the covenants expressed or implied herein and in the Bonds and the payment and performance of all other of the Authority's obligations, the Authority does hereby grant, bargain, sell, convey, pledge and assign, without recourse, unto the Trustee and unto its successors in the trust forever, and grants to the Trustee and to its successors in the trust, a security interest in all of the following:

                             GRANTING CLAUSE FIRST

     All right, title and interest of the Authority in and to the Agreement and the security granted thereunder and under the Collateral Documents and the other Bond Documents, including, but not limited to (i) the obligation of the Company under Section 3.03 of the Agreement to make payments at such times and in such amounts as are necessary to pay the principal and Purchase Price of, interest and redemption premium, if any, on the Bonds, (ii) the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Agreement, the Collateral Documents and the other Bond Documents (except for the right to receive any Administrative Expenses and any Additional Payments to the extent payable to the Authority and any rights of the Authority to indemnification), (iii) to bring actions and proceedings thereunder or for the enforcement thereof, and (iv) to do any and all things which th Authority is or may become entitled to do under the Agreement, the Collateral Documents and the other Bond Documents.

                             GRANTING CLAUSE SECOND

     All right, title and interest of the Authority in and to all moneys and securities from time to time held by the Trustee under the terms of this Indenture (except moneys and securities held from time to time in the Rebate
Fund); provided, however, that in consideration of the issuance by the Letter of Credit Bank of the Letters of Credit, the Authority hereby grants a security interest in the Construction Fund to the Letter of Credit Bank in order to secure payment of the obligations of the Company under the Reimbursement Agreement, the rights of the Letter of Credit Bank therein being subject and subordinate to the rights of the Trustee so long as any amount due in respect to the Bonds remains unpaid.

                             GRANTING CLAUSE THIRD

     Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Authority or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

     TO HAVE AND TO HOLD all and singular the Trust Estate with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be to the Trustee and its successors in trust forever.

     IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, (a) for the equal benefit, protection and security of the Owners of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture, (b) for securing the observance and performance of the Authority's obligations and of all others of the conditions, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared, and (c) for the benefit of the Letter of Credit Bank, subject and subordinate to the prior rights of the Owners and only to the extent of payments made pursuant to the Letters of Credit that have not been reimbursed by the Company.

     PROVIDED, HOWEVER, that if the Authority, its successors or assigns, well and truly pays, or causes to be paid, the principal of the Bonds issued hereunder and the premium (if any) and interest due or to become due thereon, and the Purchase Price thereof, at the times and in the manner mentioned in the Bonds and as provided herein, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under
Article VI hereof, or shall provide, as permitted hereby, for payment thereof in accordance with Article XI hereof, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this

Indenture and all other of the Authority's obligations to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then upon such final payments or deposits as provided in Article XI hereof, and upon the termination of the Agreement, the right, title and interest of the Trustee in and to the Trust Estate shall cease, terminate and be void, and the Trustee shall thereupon assign, transfer, and turn over the Trust Estate to the Letter of Credit Bank; provided, that if the Trustee shall have received written evidence from the Letter of Credit Bank that all obligations of the Company under the Reimbursement Agreement have been satisfied and that the Reimbursement Agreement has been terminated, or if no Letter of Credit shall then be in place for any Series of Bonds, the Trust Estate corresponding thereto shall be assigned, transferred and turned over to the Company; and the Trustee shall execute and deliver to the Authority, the Letter of Credit Bank and the Company, as appropriate, such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate. Upon the Trustee's assignment, transfer and turning over to the Letter of Credit Bank or the Company, as appropriate, of the Trust Estate pursuant to the provisions of Section XI hereof, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture.

     AND IT IS EXPRESSLY DECLARED that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate hereby pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Authority has agreed and covenanted and intending to be legally bound does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, or any part thereof as follows

                                   ARTICLE I.

               DEFINITIONS; CONTENT OF CERTIFICATES AND OPINIONS

     Section 1.01. Definitions. Unless the context otherwise requires, the terms defined in this Section shall, for all purposes of the recitals hereto, this Indenture and of any indenture supplemental hereto and of any certificate, opinion or other document herein mentioned, have the meanings herein specified, to be equally applicable to both the singular and plural forms of any of the terms herein defined. Unless otherwise defined in this Indenture, all terms used herein shall have the meanings assigned to such terms in the Act.

          "Accountant"   means  any  firm  of   independent   certified   public
accountants (not an individual) selected by the Company and acceptable to the Bank.

          "Act" means Chapter 12 of Title 10 of the Vermont Statutes Annotated, as amended.

          "Additional Payments" means any payments required to be made by the Company pursuant to the Agreement which are not required to be (i) applied to the payment of scheduled debt service on, or the Purchase Price of, the Bonds or
(ii) reimbursed to the Letter of Credit Bank for monies drawn on the Letters of Credit to pay debt service on, or the Purchase Price of, the Bonds.

          "Administrative Expenses" means those expenses of the Authority, the Trustee and the Bank which are properly chargeable to the Company on account of the Bonds and the Bond Documents as administrative expenses under Generally Accepted Accounting Principles and include, without limiting the generality of the foregoing, the following: (a) fees and expenses of the Trustee, the Tender Agent, the Authority, the Bank and the Placement Agent; and (b) fees and expenses of the Authority's, the Bank's, the Trustee's, the Tender Agent's and the Placement Agent's professional advisors reasonably necessary and fairly attributable to the Projects, including without limiting the generality of the foregoing, fees and expenses of the Authority's, the Trustee's, the Bank's and the Placement Agent's counsel.

          "Agreement" means the Loan Agreement dated as of December 1, 1999, between the Authority and the Company, together with all supplements thereto. "Authority" means the Vermont Economic Development Authority created pursuant to, and as defined in, the Act, and its successors.

          "Authority Board" shall mean at any given time the governing body of the Authority.

          "Authorized Representative" means with respect to the Company, the Chief Financial Officer or any other person designated as an Authorized Representative of the Company by a Certificate of the Company signed by a President, Vice President, Secretary, Assistant Secretary or Treasurer of the Company and filed with the Trustee.

          "Available Moneys" means (i) moneys derived from drawings under the letters of Credit, (ii) moneys held by the Trustee in funds and accounts established under this Indenture for a period of at least one hundred twenty-four (124) days and not commingled with any moneys so held for less than said one hundred twenty-four (124) day period and during and prior to which period, no petition in bankruptcy was filed by or against the Company or the Authority under the Bankruptcy Code or any applicable state bankruptcy or insolvency law, unless such petition was dismissed and all applicable appeal periods have expired without an appeal having been filed, (iii) investment income derived from the investment of moneys described in clauses (i) or (ii) above, or (iv) any other moneys, if the Trustee and the Letter of Credit Bank have received an opinion of nationally recognized counsel experienced in bankruptcy matters to the effect that payment of the principal or Purchase Price of or interest on the Bonds with such moneys would not, in the event of bankruptcy of the Company, the Authority, any affiliate of the Company or other payor, constitute a voidable preference under the Bankruptcy Code or any applicable state bankruptcy or insolvency law.

          "Bank"  means  First  Union   National   Bank,   a  national   banking
association, organized and existing under the laws of the United States of America, whose principal office is located in the City of Charlotte, North Carolina, its lawful successors and assigns and, if applicable, the issuer of any Substitute Letter of Credit hereunder.

          "Bankruptcy Code" means the federal Bankruptcy Code, 11 U.S.C. ss.101 et seq., as amended and supplemented from time to time.

          "Bond Documents" means any or all of the Agreement, this Indenture, the Tender Agent Agreement, the Remarketing Agreement and all documents, certificates and instruments executed in connection therewith.

          "Bond Fund" means the fund created in Section 6.01 hereof. "Bond Registrar" means any bank, national banking association or trust company designated as registrar for the Bonds, and its successor appointed under the Indenture.

          "Bonds" means, collectively, the Authority's Series A Bonds and the Authority's Series A-T Bonds.

          "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a legal holiday on which banking institutions in the State of New York, the State, the City of New York, the City of Charlotte, North Carolina, the city in which the principal corporate trust office of the Trustee is located, the city in which the delivery office of the Tender Agent is located or the city in which the principal office of the Bank is located, are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed.

          "Cede & Co." means Cede & Co., as nominee of The Depository Trust Company, New York, New York.

          "Certificate," "Statement," "Request," "Requisition" and "Order" means
(a) with respect to the Authority, a written certificate, statement, request, requisition or order signed in the name of the Authority by its Executive Director, Director of Finance Programs or General Counsel or such other person as may be designated and authorized to sign for the Authority, or (b) with respect to the Company, a written certificate, statement, request, requisition or order signed by an Authorized Representative of the Company. Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument. If and to the extent required by Section 1.02 hereof, each such instrument shall include the statements provided for in such Section 1.02. "Certified Resolution of the Authority" means a copy of a resolution of the Authority Board certified by the Secretary or an Assistant Secretary of the Authority, or other officer serving in a similar capacity, under its corporate seal, to have been duly adopted by the Authority Board and to be in full force and effect on the date of such certification.

          "Certified Resolution of the Company" means a copy of a resolution of the Company, duly adopted and in full force and effect as of the date of the execution and delivery of the Bonds and the Letters of Credit.

          "Closing Date" means January 28, 2000, or such other date which shall be the date of the execution and delivery of the Agreement and the other Bond Documents and the issuance and delivery of the Bonds.

          "Code" means the Internal Revenue Code of 1986, as amended and all regulations promulgated thereunder. "Collateral" means all of the rights and assets of the Company or any other Person in which the Authority or the Trustee is now or hereafter granted a lien or security interest in order to secure the performance of (i) the Company's obligations under the Agreement or any of the Collateral Documents or (ii) the obligations of the Authority hereunder or under the Bonds.

          "Collateral Documents" means all documents executed and delivered or to be executed and delivered and under which the Authority or the Trustee is granted a lien or security interest in any of the rights and assets of the Company or any other Person in order to secure the performance of the Company's obligations under the Agreement or any other Bond Documents or the obligations of the Authority hereunder or under the Bonds.

          "Company" means, collectively, Vermont Pure Holdings, Ltd., a Delaware corporation, and Vermont Pure Springs, Inc., a Delaware corporation, as co-borrowers under the Agreement.

          "Completion Date" means the date of completion of a Project, as that date shall be certified as provided in Section 2.03 of the Agreement. "Construction Fund" means the fund by that name established pursuant to the provisions of Section 6.05 hereof.

          "Conversion Date" means the Optional Conversion Date. "Conversion Option" means the option granted to the Company in Section 5.01 hereof pursuant to which the interest rate on the Bonds of a Series is converted from a Floating Rate to a Fixed Rate as of the Optional Conversion Date.

          "Cost" or "Costs," means any cost in respect of the Projects permitted under the Act and the Code.

          "Counsel" means an attorney-at-law or law firm (who may be counsel for the Company or for the Authority) not unsatisfactory to the Trustee.

          "Debt Service Requirements," with reference to a specified period means, with respect to Bonds:

               (a) amounts required to be paid into any mandatory sinking fund account during the period; and

               (b) amounts needed to pay the principal of such indebtedness maturing during the period and not to be redeemed prior to maturity from amounts on deposit in any sinking fund or redemption, retirement or similar fund or account; and (c) interest payable on the subject indebtedness during the period, excluding capitalized interest and amounts on deposit with the Trustee which are available under the Indenture to pay interest with respect to such indebtedness.

          "Demand  Purchase  Notice"  means  a  notice  delivered   pursuant  to
paragraph (i) of Section 5.04 hereof.

          "Demand Purchase Option" means the option granted to Owners of Bonds to require that Bonds be purchased prior to a Conversion Date pursuant to
Section 5.04 hereof.

          "Determination Date" means with respect to any Floating Rate Bonds, each Wednesday or if such Wednesday is not a Business Day, the next succeeding Business Day.

          "Determination of Taxability" means, with respect to any Series A Bond, the first to occur of the following events: (i) the date on which the Company determines that an Event of Taxability has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents that disclose that such an Event of Taxability has occurred; (ii) the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred; (iii) the date on which the Trustee or the Company is advised in writing that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred; (iv) the date the Trustee shall have received written notice from any Owner of the Series A Bonds that such Owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or (v) the date the Trustee is notified in writing that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred; provided, however, that (x) no Determination of Taxability described in clauses (i) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion addressed to the Trustee of Palmer & Dodge LLP or other nationally recognized bond counsel satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, and in form and substance satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (y) no Determination of Taxability described above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii), (iii), (iv) or (v) above without such Determination of Taxability having been rescinded or cancelled.

          "Event of Default" means any of the events specified in Section 8.01 of this Indenture.

          "Event of Taxability" means, with respect to any Series A Bond, a change of law or regulations, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstances (including, without limitation, the fact that any representations or warranties of the Company or the Authority made in connection with the issuance of any Series A Bond is or was untrue or that a covenant of the Company has been breached) that has the effect of causing interest payable on any Series A Bond to be includible in gross income for federal income tax purposes under Section 103 of the Code other than by reason that such interest (i) is includible in the gross income of an owner or former owner of any Series A Bond while such owner or former owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project Facilities (as such terms are used in Section 147(a)(1) of the Code) or (ii) is deemed an item of tax preference, including without limitation an item subjec to any alternative minimum tax.

          "Fiscal  Year" means with  respect to the Company the period of twelve
(12) consecutive months beginning May 1 of each year, or such other period established by the Company as its new Fiscal Year.

          "Fixed Rate" means the interest rate in effect on any Bonds from and after a Conversion Date, as said rate is determined in accordance with Section 2.02(d) hereof.

          "Fixed Rate Bonds" means any Bonds which shall be converted to a Fixed Rate in accordance with the provisions of this Indenture. "Fixed Rate Period" means, with respect to any Bonds, a period during which interest on such Bonds accrues at a Fixed Rate.

          "Floating Rate" means a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent, to sell the Bonds of any Series at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon; said rate of interest to be in effect on such Bonds from the date of issuance of such Bonds until (but not including) the Conversion Date for such Bonds, as said rate is determined in accordance with Section 2.02(c) hereof.

          "Floating Rate Bonds" means any Bonds which bear interest at the Floating Rate.

          "Generally Accepted Accounting Principles" means those accounting principles applicable in the preparation of financial statements of business institutions or industrial development authorities, as appropriate, as promulgated by the Financial Accounting Standards Board or such other body recognized as authoritative by the American Institute of Certified Public Accountants or any successor body.

          "Government Obligations" means direct obligations of (including obligations issued or held in book entry form), or obligations, the principal of and interest on which are unconditionally guaranteed as to full and timely payment by the United States of America.

          "Holder," "Owner" or "Bondholders" whenever used herein with respect to a Bond, means the person in whose name such Bond is registered on the registration books maintained by the Trustee.

          "Indenture" means this Trust Indenture, as originally executed or as it may from time to time be supplemented, modified or amended by any Supplemental Indenture.

          "Interest Payment Date" means, prior to a Conversion Date with respect to a Series of Bonds, the first (1st) day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing March 1, 2000 and from and after a Conversion Date with respect to a Series of Bonds, January 1 and July 1 of each year, commencing on the January 1 or July 1 next following such Conversion Date.

          "Investment Securities" means any of the following which at the time are legal investments under the laws of the State for moneys held hereunder and then proposed to be invested therein:

          (A) Government Obligations;

          (B) bonds, debentures, notes or other evidences of indebtedness issued by any agency or other governmental or government-sponsored agencies which may be hereafter created by the United States, provided, however, that the full and timely payment of the securities issued by each such agency or government-sponsored agency is secured by the full faith and credit of the United States;

          (C) certificates of deposit of, or time or demand deposits in, any bank (including the Trustee and any of its affiliates) or savings and loan association rated or having securities rated in one of the three highest Rating Categories (without regard to modifiers) of Moody's or S&P;

          (D) certificates which evidence ownership of the right to the payment of the principal of and interest on obligations described in clauses (A) and (B) of this definition, provided that such obligations are held in the custody of a bank or trust company acceptable to the Trustee in a special account separate from the general assets of such custodian;

          (E) obligations which are rated, at the time of purchase, in one of the two highest Rating Categories (without regard to modifiers) of Moody's and the interest on which is not includible in gross income for federal income tax purposes and the timely payment of the principal of and interest on which is fully provided for by the deposit in trust or escrow of cash or obligations described in clauses (A) or (B) of this definition;

          (F)  guaranteed   investment  contracts  or  other  similar  financial
instruments with a commercial bank, insurance company or other financial institution (including the Trustee and any of its affiliates) whose long term debt obligations are rated, at the time of purchase, in one of the two highest Rating Categories (without regard to modifiers) by Moody's;

          (G) mutual funds invested primarily in obligations described in clauses (A), (B) and (H) of this definition, and rated, at the time of purchase, in one of the two highest Rating Categories (without regard to modifiers) by Moody's, including, if such fund meets the criteria described in this clause
(G), money market mutual funds, including, without limitation, any mutual fund for which the Trustee or an affiliate of the Trustee serves as investment manager, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (i) the Trustee or an affiliate of the Trustee receives fees from such funds for services rendered, (ii) the Trustee charges and collects fees for services rendered pursuant to this Indenture, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its affiliates;

          (H) repurchase agreements issued by financial institutions (including the Trustee and any of its affiliates) (i) insured by the Federal Deposit Insurance Corporation or (ii) whose senior debt obligations at the time of purchase are rated in any of the three highest Rating Categories (without regard to modifiers) by Moody's; provided, such repurchase agreements are subject to perfected security interests in the Investment Securities of the kind specified in paragraphs (A) or (B) above, which have a fair market value, exclusive of accrued interest, at least equal to the amount invested in the repurchase agreement; and provided further (1) the Trustee or a custodian acting on behalf of the Trustee has possession of the collateral, (2) the Trustee has a perfected first security interest in the collateral, (3) the collateral is free and clear of any third-party liens and (4) failure to maintain the requisite collateral percentage will require the Trustee to liquidate the collateral; and

          (I) any other security or obligation provided that the Bank and the Company consent to the investment of funds in such security or obligation.


          "Issue Date" means the date on which the Trustee authenticates the Bonds and on which the Bonds are delivered to or upon the order of the purchasers thereof upon original issuance.

          "Letter of Credit" means each of the Irrevocable Direct Pay Letters of Credit issued by the Letter of Credit Bank pursuant to the provisions of the Reimbursement Agreement, for the benefit of the Holders of the Series A Bonds and of the Series A-T Bonds, respectively, or, in the event of delivery of a Substitute Letter of Credit, such Substitute Letter of Credit.

          "Letter of Credit Bank" means the Bank, as issuer of the Letters of Credit, and its lawful successors and assigns, and to the extent applicable, the issuer of any Substitute Letter of Credit.

          "Letter of Credit Termination Date" means the later of (i) that date upon which a Letter of Credit shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of such Letter of Credit may be extended, from time to time, either by extension or renewal of such Letter of Credit or the issuance of a Substitute Letter of Credit.

          "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Authority, with the written approval of the Company.

          "Net Proceeds," when used with respect to any insurance proceeds or any condemnation award, means the amount remaining after deducting all expenses (including attorneys' fees and disbursements) incurred in the collection of such proceeds or award from the gross proceeds thereof.

          "Obligation Termination Date" means the date on which the Bank delivers to the Trustee a certificate to the effect that all obligations owing to the Bank under the Reimbursement Agreement have been paid in full.

          "Officers' Certificate" means with respect to the Authority, a Certificate, duly executed by the Executive Director, Director of Finance Programs or General Counsel of the Authority; or with respect to the Company, a Certificate duly executed by an Authorized Representative of the Company.


          "Opinion of Counsel" means a written opinion of Counsel (who may be counsel for the Authority) selected by the Authority and acceptable to the Trustee. If and to the extent required by the provisions of Section 1.02 hereof, each Opinion of Counsel shall include in substance the statements provided for in such Section 1.02.

          "Optional Conversion Date" means each January 1 or July 1 (or the next succeeding Business Day to such January 1 or July 1) while any Bond of a Series is outstanding, from and after which the interest rate on a Series of the Bonds may be converted from a Floating Rate to a Fixed Rate as a result of the exercise by the Company of the Conversion Option in accordance with the terms of this Indenture.

          "Outstanding," when used as of any particular time with reference to Bonds, means (subject to the provisions of Section 12.10) all Bonds theretofore, or thereupon being, authenticated and delivered by the Trustee under this Indenture, except (1) Bonds theretofore canceled by the Trustee or surrendered to the Trustee for cancellation; (2) Bonds with respect to which all liability of the Authority shall have been discharged in accordance with Section 11.02, including Bonds (or portions of Bonds) referred to in Section 12.10; (3) Bonds for the transfer or exchange of or in lieu of or in substitution for which other Bonds shall have been authenticated and delivered by the Trustee pursuant to this Indenture and (iv) Undelivered Bonds.

          "Participants" means those financial institutions for whom the Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository, as such listing of Participants exists at the time of such reference. "Permitted Encumbrances" means any liens or encumbrances permitted under the Reimbursement Agreement or otherwise permitted by the Bank.

          "Person"  means  an  individual,   corporation,   firm,   association,
partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

          "Placement Advisor" means First Union Securities, Inc., its successors and assigns.

          "Pledge Agreement" means (i) the Pledge and Security Agreement dated as of January 28, 2000, by and between the Bank and the Company, and any amendments or supplements thereto, and (ii) the pledge and security agreement entered into by the Company with any Substitute Bank, and any amendments or supplements thereto.

          "Pledged Bonds" means any Bonds which shall, at the time of determination thereof, be held in pledge for the benefit of the Bank by the Pledged Bonds Custodian pursuant to the Pledge Agreement. "Pledged Bonds Custodian" means that banking corporation or national banking association which serves as the custodian for the Pledged Bonds under the terms and conditions of the Pledge Agreement. The initial Pledged Bonds Custodian shall be the Tender Agent.

          "Principal Office" means the corporate trust office of the Trustee, which at the date of the execution of the Indenture is located at 213 Market Street, Harrisburg, Pennsylvania 17101.

          "Project" means the construction, acquisition and improvement of an approximately 38,000 square foot addition to the Company's existing spring water production and bottling facility located on Route 66 in the Catamount Industrial Park within the Town of Randolph, together with related machinery and equipment for such addition and for the existing production facilities at such location, and the payment of a portion of the costs of issuance of the Bonds.

          "Project Facilities" shall mean all of the Company's right, title and interest in and to the facilities constituting the Project.

          "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Sections 5.01, 5.03 or 5.04 hereof, plus accrued and unpaid interest thereon to the date of purchase. "Rating Agency" means Moody's if the Bonds are rated by Moody's and S&P if the Bonds are rated by S&P.

          "Rating Category" means one of the general rating categories of Moody's or S&P, without regard to any refinement or gradation of such rating category by a numerical modifier or otherwise.

          "Rebate Fund" means the fund by that name established pursuant to the provisions of Section 6.13 hereof.

          "Record Date" means, prior to a Conversion Date, that day which is the Business Day next preceding any Interest Payment Date and from and after a Conversion Date with respect to a Series of Bonds, that date which is the fifteenth calendar day next preceding any Interest Payment Date for such Series of Bonds.

          "Reimbursement Agreement" means the Reimbursement Agreement dated as of January 28, 2000, by and between the Company and the Bank, and any other similar agreement entered into in connection with the issuance of any Substitute Letter of Credit and any and all modifications, alterations, amendments and supplements thereto.

          "Remarketing Agent" means (singly or collectively, as the case may be) the remarketing agent(s) appointed by the Company and at the time serving as such under the Remarketing Agreement.

          "Remarketing Agreement" means the Remarketing Agreement, dated as of December 1, 1999, by and between the Company and First Union Securities, Inc.


          "Replacement Bonds" means Bonds issued to the beneficial owners of the Bonds in accordance with Section 2.13 hereof.

          "Revenues" means all amounts received by the Authority or the Trustee for the account of the Authority pursuant or with respect to the Agreement or the Letters of Credit, including, without limiting the generality of the foregoing, payments under the Agreement (including both timely and delinquent payments and any late charges, and whether paid from any source), prepayments, insurance proceeds, condemnation proceeds, and all interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to this Indenture.

          "S&P" means Standard & Poor's, a division of McGraw Hill Companies, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Authority, with the written approval of the Company.

          "Securities Depository" means The Depository Trust Company and its successors and assigns or if (i) the then-Securities Depository resigns from its functions as depository of the Bonds or (ii) the Company discontinues use of the then-Securities Depository pursuant to Section 2.13, any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Bonds and which is selected by the Company.

          "Securities Depository Nominee" means, as to any Securities Depository, such Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the registration books maintained by the Trustee the Bond certificates to be delivered to and immobilized at such Securities Depository during the continuation with such Securities Depository of participation in its book-entry system.

          "Series" means each separately designated series of Bonds authorized to be issued under this Indenture.

          "Series A Bonds" means the Authority's $3,195,000 Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A authorized to be issued under this Indenture.

          "Series A-T Bonds" means the Authority's $1,105,000 Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A-T (Taxable) authorized to be issued under this Indenture.

          "State" means the State of Vermont.

          "Substitute Bank" means a savings and loan association or savings bank or a commercial bank organized and doing business in the United States, or a branch or agency of a foreign commercial bank located and doing business in the United States and subject to regulation by state or federal banking regulatory authorities, that has been assigned the same or higher rating as the Letter of Credit it is being issued to replace in effect immediately prior to the substitution of the Substitute Letter of Credit pursuant to the provisions herein.

          "Substitute Letter of Credit" means a letter of credit delivered to the Trustee in compliance with Section 4.07 of the Agreement (i) issued by the Bank or a Substitute Bank, (ii) replacing any existing Letter of Credit, (iii) dated no later than the date of the expiration or replacement date of the Letter of Credit for which the same is to be substituted, (iv) which shall expire on a date which is 15 days after an Interest Payment Date for the Bonds, (v) having a term of at least one year and (vi) issued on substantially identical terms and conditions as the then existing Letter of Credit it is being issued to replace, except that the stated amount of the Substitute Letter of Credit shall equal the sum of (A) the aggregate principal amount of Bonds at the time Outstanding, plus
(B) an amount equal to (i) prior to the Conversion Date for a Series of Bonds, forty-six (46) days' interest (computed at a rate of 15% per annum with respect to the Series A Bonds and at a rate of 17% per annum with respect to the Series A-T Bonds) on all the Bonds of such Series at the time Outstanding and (ii) from and after the Conversion Date for a Series of Bonds, two hundred fourteen (214) days' interest (computed at the Fixed Rate on such Bonds at the time Outstanding).

          "Substitution   Date"  shall  mean  the  date  the  Company   delivers
Substitute Letters of Credit to the Trustee in accordance with the terms and conditions of Section 4.07 of the Agreement.

          "Supplemental Indenture" means any indenture hereafter duly authorized and entered into between the Authority and the Trustee, supplementing, modifying or amending this Indenture, but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

          "Tax Certificate" means the Tax Certificate and Agreement, delivered by the Authority and the Company at the time of and with respect to the issuance and delivery of the Series A Bonds.

          "Tender Agent" means First Union National Bank and its successors and any corporation or association resulting from or surviving any consolidation or merger to which it or its successors may be a party or any corporation or association to which it may sell all or substantially all of its corporate trust business and any successor Tender Agent at the time serving as successor Tender Agent hereunder and under the Tender Agent Agreement. "Delivery Office" of the Tender Agent means 213 Market Street, Harrisburg, Pennsylvania 17101 Attention:
Corporate Trust Services and "Principal Office" of the Tender Agent means 213 Market Street, Harrisburg, Pennsylvania 17101, Attention: Corporate Trust Services or such other address as may be designated in writing to the Authority, the Trustee, the Remarketing Agent and the Company.

          "Tender Agent Agreement" means the Tender Agent Agreement dated as of December 1, 1999 among the Company, the Trustee and the Tender Agent and any amendments and supplements thereto.

          "Trust Estate" means all property rights and interests transferred, assigned, or otherwise pledged to the Trustee and the Letter of Credit Bank pursuant to the Granting Clauses hereof.

          "Trustee" means First Union National Bank, a national banking association organized and existing under the laws of the United States and its successor and any corporation or association resulting from or surviving any consolidation or merger to which it or its successors may be a party or any corporation or association to which it may sell or otherwise transfer all or substantially all of its corporate trust business and any successor trustee at the time serving as successor trustee hereunder.

          "Undelivered Bonds" shall have the meaning given to such phrase in Sections 5.01, 5.03 or 5.04 hereof.

          "Unremarketed Bonds" means Bonds which have been purchased pursuant to Sections 5.01, 5.03 or 5.04 hereof but which have not been remarketed.

          "Weekly Period" shall mean, while the Bonds bear interest at a Floating Rate, the weekly period that begins on and includes Wednesday of each calendar week and ends at the close of business on Tuesday of the next succeeding week.

     Section 1.02. Content of Certificates and Opinions. The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Indenture with respect to compliance with any provision hereof shall include (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that in the opinion of such person, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion with respect to the subject matter referred to in the instrument to which his signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such person, such provision has been complied with. Any such certificate or opinion made or given by an officer of the Authority or the Company may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by Counsel or an accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous.

     Any such certificate or opinion made or given by Counsel or an accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Company, as the case may be) upon a certificate or opinion of or representation by an officer of the Authority or the Company, unless such Counsel or accountant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matters upon which such person's certificate or opinion or representation may be based, as aforesaid, is erroneous. The same officer of the Authority or the Company, or the same Counsel or accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, Counsel or accountants may certify to different matters, respectively.


     Section 1.03.  Interpretation.

          (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

          (b) Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

          (c) All references herein to "Articles," "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision hereof.

          (d) Whenever in this Indenture it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when (i) a Letter of Credit is in effect or (ii) the Bank, in its capacity as provider of the Letters of Credit, is the Holder of any Bonds.

                                   ARTICLE II.

                                    THE BONDS

     Section 2.01. Authorization of Bonds.

     (a) The Bonds shall be issued hereunder in order to obtain moneys to finance the Project for the benefit of the Authority and the Company. The Bonds shall be designated as "Vermont Economic Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A" and "Vermont Economic Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A-T (Taxable)," respectively.

     (b) The aggregate principal amount of Bonds which may be issued and Outstanding under this Indenture shall not exceed Four Million Three Hundred Thousand Dollars ($4,300,000). No additional bonds may be issued under this Indenture. The Bonds shall be issued in the aggregate principal amount of Four Million Three Hundred Thousand Dollars ($4,300,000), comprising aggregate principal amount of Three Million One Hundred Ninety-Five Thousand Dollars ($3,195,000) of Series A Bonds and One Million One Hundred Five Thousand Dollars ($1,105,000) of Series A-T Bonds. This Indenture constitutes a continuing agreement by the Authority for the benefit of the Holders from time to time of the Bonds to secure the full payment of the principal and Purchase Price of and premium, if any, and interest on all such Bonds subject to the covenants, provisions and conditions herein contained.

     Section 2.02. Terms of Bonds; Interest on the Bonds.

          (a) The Bonds shall be issued in fully  registered  form. Prior to the

Conversion Date with respect to a Series of Bonds, (i) such Bonds shall be Outstanding in denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) the Bonds may not be issued, exchanged or transferred except in the authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date with respect to a Series of Bonds, subject to the requirements of the following paragraph, (i) such Bonds shall be Outstanding in denominations of $5,000 or any integral multiple of $5,000 and (ii) such Bonds may not be issued, exchanged or transferred except in the authorized denominations of $5,000 or any integral multiple of $5,000 in excess thereof. The Bonds shall be dated as of the date of delivery and shall mature, subject to prior redemption, as provided herein. Unless the Authority shall otherwise direct, prior to the Conversion Date with respect to a Series of Bonds, the Bonds of such Series shall be lettered "VR" and shall be numbered consecutively from 1 upward, and after the Conversion Date with respect to a Series of Bonds, the Bonds of such Series shall be lettered "FR" and shall be numbered consecutively from 1 upward.

          On or after its respective Conversion Date, the Bonds of any Series may be issued in denominations of five thousand dollars ($5,000) or any integral multiple thereof upon delivery to the Trustee of (A) a disclosure document relating to such Bonds, and (B) an opinion or opinions of independent counsel to the effect that such disclosure document fairly and accurately describes such Bonds, the security for such Bonds and the financing documents relating to such Bonds and such security, and that the disclosure document (except the financial and statistical data therein as to which no opinion need be expressed) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (C) a certificate of the Company that the Company has undertaken to provide continuing disclosure information as required by United States Securities and Exchange Commission Rule ss.240.15c2-12 ("the Rule") as in effect on such Conversion Date, or an opinion of nationally recognized bond counsel, who may be counsel to the Authority, the Remarketing Agent or the Trustee, to the effect that compliance with the Rule is not required.

          (b) Each Bond shall be dated the Issue Date and shall bear interest, payable (i) prior to the Conversion Date with respect to a Series of Bonds, on the first day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day commencing March 1, 2000, (ii) on the Conversion Date with respect to a Series of Bonds, (iii) from and after the Conversion Date with respect to a Series of Bonds, on January 1 or July 1 of each year, commencing on the January 1 or July 1 next following the Conversion Date, and
(iv) on the maturity date for such Bond set forth in the next succeeding paragraph, in each case from the Interest Payment Date next preceding the date of authentication thereof to which interest has been paid or duly provided for, unless the date of authentication thereof is after a Record Date and on or before the succeeding Interest Payment Date, in which case from the succeeding Interest Payment Date, or unless no interest has been paid or duly provided for on the Bonds, in which case from the Issue Date, until payment of the principal thereof has been made or duly provided for. Notwithstanding the foregoing, if the Company shall default in the payment of interest due on such Interest Payment Date, then such Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Date of Issue.

          The Series A Bonds shall mature on January 1, 2020. The Series A-T Bonds shall mature on January 1, 2011.

          (c) (i) From the Issue Date to the Conversion Date with respect to a Series of Bonds, the Bonds of such Series shall bear interest at the Floating Rate therefor. The Floating Rate for each Series of Bonds shall be determined by the Remarketing Agent by 9:30 a.m. on each Determination Date and shall be effective on such Determination Date for the immediately following Weekly Period.

          (ii) The Remarketing Agent shall advise the Company and the Trustee of the Floating Rate for each Series of Bonds by telephone (confirmed by telecopy to the Trustee) at or before the close of business on each Determination Date. Upon request of any Bondholder, the Remarketing Agent shall notify such Bondholder of the Floating Rate then borne by the Bonds held by such Bondholder.


          (iii) If for any reason the interest rate on any Series A Bond for any Weekly Period is not determined by the Remarketing Agent pursuant to (c)(i) above, or a court holds that the Floating Rate set as provided pursuant to
(c)(i) above is invalid or unenforceable, the Floating Rate for such Bonds shall be for the first such week that a Floating Rate is not determined by the Remarketing Agent or has been determined invalid or unenforceable, a rate per annum equal to the Floating Rate established by the Remarketing Agent pursuant to (c)(i) on the immediately preceding Determination Date and on each
Determination Date thereafter, shall be a rate per annum equal to 85% of the interest rate per annum for 30-day commercial paper having a rating of A-2/P-2 as reported in The Wall Street Journal on each Determination Date. If for any reason the interest rate on any Series A-T Bond for any Weekly Period is not determined by the Remarketing Agent pursuant to (c)(i) above, or a court holds that the Floating Rate set as provided pursuant to (c)(i) above is invalid or unenforceable, the Floating Rate for such Bonds shall be for the first such week that a Floating Rate is not determined by the Remarketing Agent or has been determined invalid or unenforceable, a rate per annum equal to the Floating Rate established by the Remarketing Agent pursuant to (c)(i) on the immediately preceding Determination Date and on each Determination Date thereafter, shall be a rate per annum equal to 115% of the interest rate per annum for 30-day commercial paper having a rating of A-2/P-2 as reported in The Wall Street Journal on each Determination Date.

          (iv) The determination of the Floating Rate by the Remarketing Agent or in accordance with (c)(iii) above shall be conclusive and binding upon the Authority, the Trustee, the Bank, the Company, the Remarketing Agent, the Tender Agent and the Owners of the Bonds.

          Anything herein to the contrary notwithstanding, the Floating Rate with respect to the Series A Bonds shall in no event exceed 15% per annum, and the Floating Rate with respect to the Series A Bonds shall in no event exceed 17% per annum.

          (d) The Bonds of a Series shall bear interest at a Fixed Rate from and after the Conversion Date for such Series until the maturity of such Series of Bonds. The Fixed Rate for any Series of Bonds shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments from purchasers on or prior to the 5th Business Day preceding the Conversion Date to purchase all the Outstanding Bonds on the Conversion Date at a price of par.

          (e) Prior to the Conversion Date for a Series of Bonds, interest on such Bonds shall be computed on the basis of a 365/366-day year, for the actual number of days elapsed. On and after the Conversion Date for a Series of Bonds, interest on such Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.

          Interest on the Bonds shall be payable on each Interest Payment Date to the persons in whose name the Bonds are registered at the close of business on the Record Date for the respective Interest Payment Date. Interest shall be paid by check mailed on the applicable Interest Payment Date to each Owner at the addresses shown on the registration books maintained by the Trustee, provided that such interest shall be paid by wire transfer to (i) the Bank and
(ii) any Holder of at least $1,000,000 in aggregate principal amount of Bonds, if the Holder makes a written request of the Trustee at least 15 days before a Record Date specifying the account address and wiring instructions, which shall be to a bank in the United States. Such a request may provide that it will remain in effect for subsequent interest payments until changed or revoked by written notice to the Trustee or upon the transfer or reregistration of the Bond.

          The principal of the Bonds shall be payable in lawful money of the United States of America at the designated office of the Trustee; provided, however that payment of the Purchase Price of Bonds tendered pursuant to Sections 5.01, 5.03 and 5.04 hereof shall be paid in lawful money of the United States of America at the Delivery Office of the Tender Agent to the Owner of Bonds entitled to receive such Purchase Price. Except as permitted under Section
2.13 hereof, no payment of principal shall be made on any Bond until such Bond is surrendered to the Trustee at its Principal Corporate Trust Office.

     Section 2.03. Execution of Bonds. The Bonds shall be executed in the name and on behalf of the Authority with the manual or facsimile signature of its Executive Director, Director of Finance Programs or General Counsel, under its seal. Such seal may be in the form of a facsimile of the Authority's seal and may be reproduced, imprinted or impressed on the Bonds. The Bonds shall then be delivered to the Trustee for authentication by it. In case any of the officers who shall have signed any of the Bonds shall cease to be such officer or officers of the Authority before the Bonds so signed shall have been authenticated or delivered by the Trustee or issued by the Authority, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Authority as though those who signed the same had continued to be such officers of the Authority, and also any Bond may be signed and attested on behalf of the Authority by such persons as at the actual date of execution of such Bond shall be the proper officers of the Authority although at the nominal date of such Bond any such person shall not have been such officer of the Authority.

          Only such of the Bonds as shall bear thereon a certificate of authentication substantially in the form set forth on the forms of Bond attached hereto as Exhibits A, B, C and D, manually executed by the Trustee, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of the Trustee shall be conclusive evidence that the Bonds so authenticated have been duly executed, authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

     Section 2.04. Authentication.

          (a)  The   Authority   hereby   appoints   the   Tender   Agent  as  a
co-authenticating  agent for the Bonds.

          (b) No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond, substantially in the form set forth in Exhibits A, B, C and D attached hereto, shall have been duly executed by the Trustee or by the Tender Agent and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if signed by an authorized signatory of the Trustee or the Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

          (c) In the event any Undelivered Bond is deemed tendered to the Tender Agent as provided in Section 5.01, 5.03 or 5.04 hereof but is not physically delivered to the Tender Agent, the Authority shall execute and the Trustee or the Tender Agent shall authenticate a new Bond of like denomination as the Undelivered Bond.

     Section 2.05. Form of Bonds. The Floating Rate Bonds and the certificate of authentication to be endorsed thereon prior to the Conversion Date for each Series of Bonds are to be in substantially the form set forth in Exhibits A and C attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law. The Fixed Rate Bonds and the certificate of authentication to be endorsed thereon are to be in substantially the forms set forth in Exhibit B and D attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture.

     Section 2.06. Transfer of Bonds. Except as provided in Section 2.13 hereof, any Bond may be transferred in accordance with its terms upon the books required to be kept pursuant to the provisions of Section 2.08 hereof. Such transfer shall be made, in accordance with the requirements of Section 2.02 hereof, by the person in whose name it is registered, in person or by his duly authorized attorney, upon surrender of such registered Bond for cancellation, accompanied by delivery of a written instrument of transfer, duly executed in a form approved by the Trustee.

     Whenever any Bond or Bonds shall be surrendered for transfer, the Authority shall execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver a new Bond or Bonds of the same Series for a like aggregate principal amount. The Trustee shall require the Bondholder requesting such transfer to pay any tax or other governmental charge required to be paid with respect to such transfer, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Authority or the Trustee in connection with such transfer.

     During a Fixed Rate Period, the Trustee shall not be required to transfer any Bond during the period beginning 15 days before the mailing of notice of redemption calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

     Section 2.07. Exchange of Bonds. Bonds may be exchanged at the designated office of the Trustee for a like aggregate principal amount of Bonds of the same Series of other authorized denominations in accordance with the requirements of
Section 2.02 hereof. The Trustee shall require the Bondholder requesting such exchange to pay any tax or other governmental charge required to be paid with respect to such exchange, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Authority or the Trustee in connection with such exchange.

     During a Fixed Rate Period, the Trustee shall not be required to exchange any Bond during the period beginning 15 days before the mailing of notice of redemption calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

     Section 2.08. Bond Register. The Trustee is hereby appointed the Bond Registrar of the Authority and the Tender Agent is hereby appointed the Co-Bond Registrar of the Authority. The Trustee or the Tender Agent, as the case may be, will keep or cause to be kept sufficient books for the registration and transfer of the Bonds, which shall at all times be open to inspection during regular business hours upon prior written notice by any Bondholder or its agent duly authorized in writing, the Authority, the Company, the Bank and the Remarketing Agent; and, upon presentation for such purpose, the Trustee or the Tender Agent, as the case may be, shall, under such reasonable regulations as they may prescribe, register or transfer or cause to be registered or transferred, on such books, Bonds as hereinbefore provided.

     Section 2.09. Temporary Bonds. The Bonds may be issued in temporary form exchangeable for definitive Bonds when ready for delivery. Any temporary Bond may be printed, lithographed or typewritten, shall be of such denomination as may be determined by the Authority, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed by the Authority and be authenticated by the Trustee or the Tender Agent, as the case may be, upon the same conditions and in substantially the same manner as the definitive Bonds. If the Authority issues temporary Bonds it will execute and deliver to the Trustee definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered, for cancellation, in exchange therefor at the designated office of the Trustee and the Trustee or the Tender Agent, as the case may be, shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds of authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

     Section 2.10. Bonds Mutilated, Lost, Destroyed or Stolen. If any Bond shall become mutilated, the Authority, at the expense of the Holder of said Bond, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of the Bond so mutilated. Every mutilated Bond so surrendered to the Trustee shall be cancelled by it and delivered to, or upon the written order of, the Authority. If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Authority and the Trustee and, if such evidence be satisfactory to both and indemnity satisfactory to them both shall be given, the Authority, at the expense of the Holder, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and number in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond, the Trustee at the written direction of the Authority may pay the same without surrender thereof with funds provided by the Authority or available hereunder for such purpose). The Authority may require payment by the Holder of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Authority and the Trustee in connection therewith. Any Bond issued under the provisions of this
Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Authority whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

     Section 2.11. Cancellation and Destruction of Surrendered Bonds. All Bonds surrendered for payment or redemption and all Bonds purchased with moneys available for that purpose in any funds established under this Indenture, shall, at the time of such payment or redemption, be cancelled and destroyed by the Trustee. The Trustee shall deliver to the Authority certificates of destruction with respect to all Bonds destroyed in accordance with this Section.

     Section 2.12. Acts of Bondholders; Evidence of Ownership. Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by agents appointed in writing. The fact and date of the execution by any Person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution. Any action by the Holder of any Bond shall bind all future holders of the same Bond in respect of any thing done or suffered by the Authority or the Trustee in pursuance thereof.

     Section 2.13. Book-Entry Bonds; Securities Depository.

          (a) The Bonds shall initially be registered to Cede & Co., the nominee for the Securities Depository, and no beneficial owner will receive certificates representing its respective interests in the Bonds, except in the event the Trustee issues Replacement Bonds as provided in subsection (b) hereof. It is anticipated that during the term of the Bonds, the Securities Depository will make book-entry transfers among its Participants and receive and transmit payment of principal and Purchase Price of, premium, if any, and interest on, the Bonds to the Participants until and unless the Trustee authenticates and delivers Replacement Bonds to the beneficial owners as described in subsection
(b).

          (b) If the Company determines (1) to change the Securities Depository or (2) to discontinue the book-entry system, then the Company shall notify the Trustee in writing of such determination and the Trustee shall notify the Securities Depository of such determination or such notice and of the availability of certificates for the beneficial owners requesting the same, and the Trustee shall register in the name of and authenticate and deliver Replacement Bonds to the beneficial owners or their nominees in principal amounts representing the interest of each bond based solely upon registration information provided to the Trustee by the Securities Depository or Participants, making such adjustments as it may find necessary or appropriate as to accrued interest and previous calls for redemption; provided, that in the case of a determination under (1) of this subsection (b), the Company, with the consent of the Trustee, may select a successor Securities Depository in accordance with subsection (c) hereof to effect book-entry transfers. In such event, all references to the Securities Depository herein shall relate to the period of time when the Securities Depository has possession of at least one Bond. Upon the issuance of Replacement Bonds, all references herein to obligations imposed upon or to be performed by the Securities Depository relating to the payment of the Bonds shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Replacement Bonds. If the Securities Depository resigns and the Company or beneficial owners are unable to locate a qualified successor of the Securities Depository in accordance with subsection (c) hereof, then the Trustee shall authenticate and cause delivery of Replacement Bonds to beneficial owners, as provided herein. The Trustee may conclusively rely on information from the Securities Depository and its Participants as to the names, addresses, amount of Bonds beneficially owned, and taxpayer identification numbers of the beneficial owners of the Bonds. The cost of printing Replacement Bonds shall be paid for by the Company.

          (c) In the event the Securities Depository resigns, is unable to properly discharge its responsibilities, or is no longer qualified to act as a securities depository and registered clearing agency under the Securities Exchange Act, the Company may appoint a successor Securities Depository provided the Trustee receives written evidence satisfactory to the Trustee with respect to the ability of the successor Securities Depository to discharge its responsibilities. Any such successor Securities Depository shall be a securities depository which is a registered clearing agency under the Securities Exchange Act, or other applicable statute or regulation that operates a securities depository upon reasonable and customary terms. The Trustee upon its receipt of a Bond or Bonds from the acting Securities Depository for cancellation shall cause the delivery of Bonds to the successor Securities Depository in appropriate denominations and form as provided herein.

          (d) Notwithstanding any provision herein to the contrary, so long as the Bonds are subject to a system of book-entry transfers pursuant to this
Section 2.13, any requirement for the delivery of Bonds to the Tender Agent in connection with a tender pursuant to Section 5.01, 5.03 or 5.04 shall be deemed satisfied upon the transfer, on the registration books of the Securities Depository, of the beneficial ownership interests in such Bonds tendered for purchase to the account of a Participant acting on behalf of or at the discretion of the beneficial owner purchasing such Bonds.

                                  ARTICLE III.

                   ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

     Section 3.01. Issuance of the Bonds. At any time after the execution of this Indenture, the Authority may execute and the Trustee or the Tender Agent, as the case may be, shall authenticate and, upon Request of the Authority, deliver the Bonds in the aggregate principal amount of Four Million Three Hundred Thousand Dollars ($4,300,000), comprising aggregate principal amount of Three Million One Hundred Ninety-Five Thousand Dollars ($3,195,000) of Series A Bonds and One Million One Hundred Five Thousand Dollars ($1,105,000) of Series A-T Bonds.

     Section 3.02. Disposition of Proceeds of the Bonds and Other Amounts. The Authority shall deposit or cause to be deposited with the Trustee, immediately upon receipt thereof, all proceeds derived from the sale of the Bonds, together with any monies deposited by the Company as an equity contribution, if any. The Trustee shall deposit all such amounts in a special fund which the Trustee is hereby directed to establish, to be known as the Clearing Fund, and in the following order, the Trustee shall:

          (a) Transfer to the Persons identified on the Closing Statement delivered to the Trustee on the Closing Date to pay or reserve for payment any and all costs of issuance incurred in connection with the Bonds;

          (b) Transfer to the Company the amount identified on the Closing Statement to reimburse the Company for costs of the Project previously paid by the Company; and

          (c) Transfer to the credit of the Construction Fund the balance of the Clearing Fund not otherwise reserved for the payment of the items described in subsections (a) and (b) above.

                                  ARTICLE IV.

                      REDEMPTION OF BONDS BEFORE MATURITY

     Section 4.01. Extraordinary and Mandatory Redemption.

          (a) Extraordinary Redemption of Bonds. The Bonds are callable for extraordinary redemption in the event (i) the Project Facilities or any portion thereof are damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.04 of the Agreement or (ii) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Agreement. If called for redemption at any time pursuant to this Section 4.01(a), the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price equal to 100% of the principal amount thereof being redeemed, plus accrued interest to the redemption date.

          (b)  Mandatory  Redemption  of Bonds.

               (1) The Bonds are subject to mandatory redemption within one hundred eighty (180) days after the occurrence of a Determination of Taxability, in whole, at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

               (2) The Bonds of each Series are also subject to mandatory redemption five (5) Business Days prior to the Letter of Credit Termination Date corresponding to such Series, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth (30th) Business Day prior to such Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit for such Series of Bonds which will be effective on or before such Letter of Credit Termination Date.

          (c) Mandatory Sinking Fund Redemption.

               (1) The Series A Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of January in each of the years set forth below commencing on the Interest Payment Date occurring in January of 2001 (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                              Mandatory Sinking
                   Year                       Account Payments
                   2001                          $215,000
                   2002                           215,000
                   2003                           215,000
                   2004                           215,000
                   2005                           215,000
                   2006                           215,000
                   2007                           215,000
                   2008                           215,000
                   2009                           215,000
                   2010                           215,000
                   2011                            55,000
                   2012                           110,000
                   2013                           110,000
                   2014                           110,000
                   2015                           110,000
                   2016                           110,000
                   2017                           110,000
                   2018                           110,000
                   2019                           110,000
                   2020*                          110,000

--------------------
*Final maturity

               (2) The Series A-T Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of January in each of the years set forth below commencing on the Interest Payment Date occurring in January of 2001 (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows: Mandatory Sinking

                  Year                       Account Payments
                  2001                            $105,000
                  2002                             105,000
                  2003                             105,000
                  2004                             105,000
                  2005                             105,000
                  2006                             105,000
                  2007                             105,000
                  2008                             105,000
                  2009                             105,000
                  2010                             105,000
                  2011*                             55,000

--------------------
*Final maturity

     Section 4.02. Optional Redemption. On or prior to the Conversion Date for a Series of Bonds, the Bonds of such Series are subject to redemption by the Authority, at the option of the Company, at any time, subject to provisions of
Section 4.03 hereof, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

     After the Conversion Date for a Series of Bonds, if the length of time from the Conversion Date to the final maturity date of such Series of Bonds is seven
(7) years or more, the Bonds of such Series are subject to redemption by the Authority, at the option of the Company, on or after the fifth anniversary of such Conversion Date, in whole at any time or in part on any Interest Payment Date, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

     Section 4.03. Notice of Redemption. Notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Such notice shall contain such matters specified in the Bonds for the redemption thereof and shall state that such redemption is conditional upon the receipt of Available Monies by the Trustee for such purpose on or prior to the redemption date. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. The Trustee shall deliver a copy of any such redemption notice to the Tender Agent, the Company and to the Remarketing Agent.

     Section 4.04. Interest on Bonds Called for Redemption. Upon the giving of notice and the deposit of Available Moneys for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

     Section 4.05. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be cancelled and destroyed by the Trustee in accordance with
Section 2.11 hereof.

     Section 4.06. Partial Redemption of Bonds.

          (a) If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot. If less than all of the Bonds are to be redeemed pursuant to Section 4.01(a) hereof, the particular Bonds or portions thereof to be redeemed shall be selected pro rata from each Series and within a Series by lot.

          (b) Upon surrender of any Bond for redemption in part only, the Authority shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered. If all or a portion of Bonds tendered for purchase pursuant to Section 5.04 hereof have been selected by the Trustee for redemption, the Tender Agent, upon receipt of such tendered Bonds, shall authenticate and redeliver only such portion of tendered Bonds not subject to redemption. The Tender Agent shall deliver to the tendering Bondholder a copy of the notice of redemption, indicating the portion of the Bonds subject thereto, and upon receipt of funds as provided herein, an amount representing the principal of and interest on the Bonds not called for redemption. The principal of and interest accrued on the Bonds called for redemption shall be paid to such Bondholder on the redemption date. The Tender Agent shall cancel the Bond or such portion thereof tendered for purchase and subject to redemption, and shall deliver a certificate evidencing such cancellation and the cancelled Bond to the Trustee.

          (c) (i) Prior to the Conversion Date for a Series of Bonds, in case a Bond of such Series is of a denomination larger than $100,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds of such Series shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $100,000 or any integral multiple of $5,000 in excess of $100,000.

          (ii) After the Conversion Date for a Series of Bonds, in case a Bond of such Series is of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds of such Series shall be redeemed only if the remaining unredeemed portion of such Bond is in the principal amount of $5,000 or any integral multiple of $5,000.

          (d) Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds are to be redeemed in part, Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds. If the aggregate principal amount of Bonds to be redeemed exceeds the aggregate principal amount of Pledged Bonds at the time of selection, the Trustee shall select for redemption Bonds in an aggregate principal amount equal to such excess by lot.

     Section 4.07. Payment of Redemption Price with Available Moneys; Consent of Letter of Credit Bank to Optional Redemption. Notwithstanding any provision to the contrary contained in this Indenture, the payment of the redemption price of Bonds shall be made only from Available Moneys from the sources and in the order provided in Section 6.03 hereof. On each date that the Bonds are subject to redemption, the Trustee shall draw on the Letter of Credit therefor in an amount sufficient to pay the full redemption price of the Bonds then subject to redemption. As long as the Bank is not in default under the terms of any of the Letters of Credit, the Trustee shall not call Bonds for optional redemption unless it has received written consent to such optional redemption from the Letter of Credit Bank.

                                   ARTICLE V.

                      CONVERSION OF INTEREST RATE; DEMAND
                                PURCHASE OPTION

     Section 5.01. Conversion of Interest Rate on Conversion Date. The interest rate on a Series of Bonds shall be converted from a Floating Rate to a Fixed Rate upon the exercise by the Company of the Conversion Option, and the Bonds of such Series shall be subject to mandatory tender for purchase by the Owners thereof on the Conversion Date for such Series of Bonds. To exercise the Conversion Option for a Series of Bonds, the Company shall notify the Trustee, the Tender Agent, the Bank, the Authority and the Remarketing Agent in writing at least thirty-five (35) days prior to such Conversion Date of its intent to convert the Bonds of a Series and cause the Remarketing Agent to furnish to the Trustee the information set forth in paragraph 1 below and, thereafter cause the Trustee to deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty (30) days prior to such Conversion Date to the Owner of each Bond being converted at the address shown on the registration books of th Bond Registrar. No such notice may be given unless the Trustee first receives (i) a commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit to take effect on such Conversion Date, together with a form of such Substitute Letter of Credit; (ii) a Company Certificate to the effect that the representations and warranties of the Company made in the Agreement and in any other agreements or certificates given by the Company in connection with the issuance of the Bonds remain true and correct in all material respects as of the proposed Conversion Date; and (iii) with respect to the Series A Bonds only, an opinion of nationally recognized bond counsel to the effect that the proposed conversion of the interest rate on the Series A Bonds will not cause the interest on the Series A Bonds to be includible in gross income of the Holders of such Bonds for federal income tax purposes. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

     1. The  Conversion  Date for such  Series  of Bonds.

     2. That the existing  Letter of Credit  securing such Bonds will expire two
(2) Business Days after such  Conversion  Date.

     3. That unless firm commitments for the purchase of all Outstanding Bonds of a Series have been received on or prior to the fifth (5th) Business Day prior to the proposed Conversion Date, the Company has the option to rescind an optional conversion of such Bonds.

     4. That in the event the Company elects not to rescind the optional conversion of such Bonds, all such Bonds shall be subject to mandatory purchase on such Conversion Date pursuant to this Section 5.01.

On or prior to such Conversion Date, Owners of such Bonds shall be required to deliver such Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to such Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 5.01 and are deemed to be no longer Outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF SUCH BONDS TO DELIVER SUCH BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE OPTIONAL CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY SUCH UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

          Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Conversion Date, the Remarketing Agent has not presented to the Company firm commitments for the purchase of all of such Bonds, the Company, at its option, may rescind an optional conversion and the mandatory tender of such Bonds. Any such election to rescind must be made by the close of the fourth Business Day prior to the proposed Conversion Date, and the Company shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind by such time. The Company shall cause the Trustee to notify the affected Owners of such rescission immediately, and thereafter such Bonds shall bear interest at the Floating Rate in effect for the current Weekly Period and thereafter such Bonds shall bear interest at the Floating Rate until any subsequent Conversion Date effected in accordance with this Indenture.

          The Bonds of a Series are subject to mandatory purchase in whole on the Conversion Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date; provided, however, that (i) all Pledged Bonds for which a commitment to purchase has not been received in connection with a conversion of such Bonds to a Fixed Rate, shall be redeemed or otherwise paid by the Company on or before the Conversion Date; and (ii) no such mandatory purchase shall take place in the event the Company exercises its right to rescind the conversion.

          Notwithstanding any provision of this Indenture to the contrary, the exercise by the Company of a Conversion Option with respect to one Series of Bonds shall not require or be conditioned on the exercise at any time by the Company of a Conversion Option with respect to any other Series of Bonds issued under this Indenture.

     Section 5.02. Delivery of Bonds After Conversion Date. At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date for a Series of Bonds, the Trustee or the Tender Agent, as the case may be, shall deliver Bonds in the form of Exhibits B and D hereto, as appropriate. Prior to the delivery by the Trustee of such Bonds, there shall be delivered to the Trustee sufficient Bonds to make the required delivery to Owners and also filed with the Trustee a request and authorization to the Trustee on behalf of the Authority and signed by the Executive Director, Director of Finance Programs or General Counsel or any authorized officer of the Authority to authenticate and deliver such Bonds, as executed by the Authority, to the purchasers thereof. Such delivery shall be made by the Trustee or the Tender Agent, as the case may be, at the expense of the Company and without making any charge therefor to the Owner of such Bonds.

     Section 5.03. Mandatory Tender upon Substitution of Letters of Credit. Prior to the Conversion Date for a Series of Bonds, the Bonds of such Series are subject to mandatory purchase in whole on the Substitution Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date. The Trustee shall deliver or mail by first class mail a notice at least twenty (20) days but not more than thirty
(30) days prior to the Substitution Date to the Owner of each Bond of such Series at the address shown on the registration books of the Bond Registrar notifying such Owner that its Bonds are subject to mandatory purchase. No such notice may be given unless the Company shall have satisfied the provisions of
Section 4.07 of the Agreement. Any notice given as provided in this Section 5.03 shall be conclusively presumed to have been given, whether or not the Owner receives the notice. Said notice shall state in substance the following:

          1. The  Substitution  Date for  such  Series  of  Bonds.

          2. That the existing Letter of Credit securing such Bonds will expire two (2) Business Days after the Substitution Date.

          3. That if the Company satisfies the conditions precedent to delivery of the Substitute Letter of Credit, all Bonds of such Series shall be subject to mandatory purchase on the Substitution Date pursuant to this Section 5.03.

On or prior to the Substitution Date, Owners of such Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any such Bonds not delivered to the Tender Agent on or prior to the Substitution Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased pursuant to this Section 5.03 and deemed to be no longer Outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF SUCH BONDS TO DELIVER SUCH BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY SUCH UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT O THE PURCHASE PRICE THEREFOR.

          Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Substitution Date, the Company has not delivered to the Authority, the Trustee and the Remarketing Agent the items set forth in Section 4.07(i) through (iv) of the Agreement, the mandatory purchase of such Bonds shall be rescinded and the Trustee shall notify the Owners of such Bonds of such rescission immediately and thereafter such Bonds shall continue to be secured by the existing Letters of Credit in accordance with its terms until their respective termination dates.

     Section 5.04. Demand Purchase Option. Prior to the Conversion Date for a Series of Bonds, any Bond of such Series shall be purchased at the Purchase Price from the Owner thereof upon:

          (i) delivery by such Owner to the Trustee and the Tender Agent at their Principal Office and Delivery Office, respectively, and to the Remarketing Agent at its office set forth in Section 12.08 hereof, of a notice (the "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states (1) the aggregate principal amount and bond numbers of the Bonds of such Series to be purchased; and (2) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date for such Series of Bonds; and

          (ii) delivery to the Tender Agent at its Delivery Office at or prior to 10:00 A.M., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice, of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

Any Bonds, as to which a Demand Purchase Notice has been delivered pursuant to paragraph (i) above, must be delivered to the Tender Agent, as provided in (ii) above, and any such Bonds not so delivered ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price pursuant to this
Section 5.04 and shall be deemed to be no longer Outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF SUCH BONDS TO DELIVER SUCH BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

          Notwithstanding the foregoing provisions, in the event any Bond as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in (ii) above, although such Bond shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of this Indenture, including, without limitation, for purposes of adjusting the Floating Rate as provided in Sections 2.02(C) and 2.02(D) hereof.

     Section 5.05.  Funds for Purchase of Bonds.

          (a) On the date Bonds are to be  purchased  pursuant to Section  5.01,
Section 5.03 or Section 5.04 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of
Section 6.12(c), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

          (i) moneys drawn by the Trustee under the Letter of Credit for such Bonds (in the event of a drawing on the Letter of Credit to fund payment of the Purchase Price of Bonds tendered pursuant to Section 5.03 hereof, the Trustee shall draw on the existing Letter of Credit for such Bonds and not the Substitute Letter of Credit to fund such payment);

          (ii) proceeds of the remarketing of Bonds; and

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

          (iii) any other Available Moneys furnished to the Trustee or the Tender Agent and available for such purpose.

          (b) Payment for Bonds  purchased  pursuant to Sections  5.01,  5.03 or
5.04  shall be made as  follows:

               (i) On the date on which such Bonds are to be purchased (the "Purchase Date"), the Trustee shall make a drawing pursuant to the Letter of Credit for such Bonds in respect of the Purchase Price of such Bonds. In connection therewith, the Trustee shall prepare and present to the Bank the appropriate certificates required such Letter of Credit by 12:00 noon, New York City time on the Business Day immediately preceding the Purchase Date.

               (ii) By not later than 10:00 a.m., New York City time, on the Purchase Date, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Bank, the Trustee and the Tender Agent, specifying:

                    (1) The total principal amount of Bonds, if any,  remarketed by it.

                    (2) The names of the  persons  to whom such  Bonds were sold and are to be registered, each such person's address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

               (iii) There is hereby established with the Tender Agent a special fund to be designated the "Bond Purchase Fund" and therein two separate and segregated accounts to be designated the "Bond Remarketing Account" and the "Bond Bank Account." An amount equal to the proceeds received by the Trustee pursuant to a draw under the Letters of Credit shall be transferred by the Trustee in immediately available funds to the Tender Agent for deposit in the Bond Bank Account no later than 12:30 p.m., New York City time on the applicable Purchase Date.

               (iv) No later than 1:00 p.m., New York City time, on each Purchase Date, the Tender Agent shall give telephonic notice (promptly confirmed by telecopy) to the Remarketing Agent of the amount deposited in the Bond Bank Account on such date. No later than 2:00 p.m., New York City time, on each Purchase Date the Remarketing Agent shall (x) transfer to the Bank the proceeds of the remarketing of the Bonds but not more than an amount equal to the amount deposited in the Bond Bank Account on such Purchase Date; (y) transfer the remainder of the proceeds of the remarketing of the Bonds to the Tender Agent for deposit in the Bond Remarketing Account and shall give telephonic notice (promptly confirmed by telecopy) to the Tender Agent of the amount of such proceeds transferred to the Bank; and (z) give telephonic notice, promptly confirmed in writing, to the Company of the total principal amount of Unremarketed Bonds, if any.

               (v) The Tender Agent shall pay the Purchase Price to the tendering Bondholders from the amounts on deposit in the Bond Bank Account to the extent available. If amounts on deposit in the Bond Bank Account are insufficient to pay the Purchase Price to the tendering Bondholders, the Tender Agent shall make up any such deficiency from amounts on deposit in the Bond Remarketing Account.


               (vi) The Bank shall give telephonic confirmation to the Tender Agent and the Trustee by 4:00 p.m., New York City time on the applicable Purchase Date of its receipt of the remarketing proceeds described in Section 5.05(b)(iv) hereof.

     Section 5.06.  Delivery of Purchased  Bonds.

          (a) Remarketed Bonds shall be delivered by the Tender Agent, at its Delivery Office, to or upon the Order of the purchasers thereof.

          (b) Unremarketed Bonds purchased with funds drawn under the Letter of Credit for such Bonds shall be delivered by the Tender Agent to the Pledged Bonds Custodian or otherwise upon the order of the Bank pursuant to the Pledge Agreement.

          (c) Unremarketed Bonds purchased with moneys described in Section 5.05(a)(iii) hereof shall, at the direction of the Company, be (i) delivered as instructed by the Company or (ii) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

          Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

     Section  5.07.  Sale of Bonds by  Remarketing  Agent.

          (a) On each Purchase Date, the Remarketing Agent shall offer for sale and use its best efforts to sell, as agent of the Company, all Bonds tendered or deemed tendered for purchase on such Purchase Date at the Purchase Price thereof and, if such Bonds are not sold on such date, the Remarketing Agent shall continue, for a period not in excess of thirty (30) days thereafter, to use its best efforts to sell such Bonds.

          (b) Notwithstanding anything to the contrary herein, (i) the Remarketing Agent shall use its best efforts to remarket any Bonds tendered or deemed tendered for purchase in such a manner that, immediately following the remarketing of any Bonds, at least one (1) Holder will own at least $200,000 in aggregate principal amount of Bonds and (ii) the Remarketing Agent shall not remarket any Bonds to the Authority, the Company or any affiliates thereof.


     Section 5.08.  Delivery of Proceeds of Sale of Purchased  Bonds.

          (a) Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds delivered or deemed delivered to the Tender Agent pursuant to Sections 5.01, 5.03 or 5.04 hereof, to the extent not required to pay the Purchase Price to tendering Bondholders and not required to reimburse the Bank under the Reimbursement Agreement, shall be paid to or upon the order of the Company.

          (b) In the event the Remarketing Agent shall have remarketed any Pledged Bonds and the Company or the Remarketing Agent shall have directed the Bank to cause the Pledged Bonds Custodian to deliver such Pledged Bonds to the Tender Agent pursuant to the Pledge Agreement, such Bonds shall be delivered to the Tender Agent and the proceeds of sale of such Bonds shall be delivered to the Principal Office of the Tender Agent and shall be paid to or upon the order of the Bank; provided that any amounts so paid in excess of amounts then due to the Bank in respect of drawings under the Letter of Credit for such Bonds shall be delivered by the Bank to or upon the order of the Company; provided further that Pledged Bonds shall not be delivered to the Tender Agent until the Letter of Credit for such Bonds has been reinstated in accordance with the terms of the Pledge Agreement and such Letter of Credit.

     Section 5.09. Duties of Trustee and Tender Agent with Respect to Purchase of Bonds.

          (a) The Tender Agent shall hold all Bonds delivered to it pursuant to Sections 5.01, 5.03 or 5.04 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of monies representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall deliver all Unremarketed Bonds, the funds for which have been obtained by a drawing under the Letter of Credit for such Bonds, to the Pledged Bonds Custodian pursuant to
Section 5.06(b) hereof for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement unless the Bank shall direct the Tender Agent to deliver such Bonds to or upon the order of the Bank in accordance with Section 5.06 hereof.

          (b) The Trustee and the Tender Agent shall hold all moneys delivered to them pursuant to this Indenture for the purchase of Bonds in separate accounts, in trust for the benefit of the Bank or, in the case of remarketed Bonds, the purchasers of such Bonds, until the Bonds purchased with such moneys shall have been delivered to or for the account of the Pledged Bonds Custodian, the Bank or to such other purchaser, as appropriate.

          (c) The Trustee shall deliver to the Company and the Bank a copy of each notice delivered to it in accordance with Section 5.04 within two (2) Business Days of the receipt thereof.

          (d) As soon as possible, but not later than the close of business on any date designated for purchase of Bonds in accordance with Section 5.04, the Tender Agent shall give telephonic or telegraphic notice to the Remarketing Agent and the Trustee specifying the principal amount of Bonds delivered or deemed delivered for purchase on such date.

          (e) The Trustee shall draw moneys under the appropriate Letter of Credit in accordance with the terms thereof to the extent required by Sections
5.05 and 6.12 hereof to provide for timely payment of the Purchase Price of Bonds.

     Section 5.10. No Purchases or Sales After Certain Defaults. Anything in this Indenture to the contrary notwithstanding, there shall be no purchases or sales of Bonds pursuant to Section 5.04 if there shall have occurred any Event of Default in respect of which the principal of all Bonds Outstanding shall have been declared immediately due and payable pursuant to Section 8.02 and such declaration shall not have been annulled. If the Trustee shall have given a notice of a call for redemption pursuant to Section 4.03 hereof and such notice shall not have been rescinded, the Remarketing Agent shall provide a notice of such redemption to any prospective purchaser of such Bonds upon the remarketing of any Bonds tendered pursuant to Section 5.04 hereof. Nothing in this Section is intended to limit secondary trading or transfer of the Bonds.

                                  ARTICLE VI.

                               REVENUES AND FUNDS


     Section 6.01. Creation of the Bond Fund. There is hereby created and established with the Trustee a trust fund to be designated "Bond Fund" which shall be used to pay when due the principal and Purchase Price of, premium, if any, and interest on the Bonds.

     Section 6.02. Payments into the Bond Fund. There shall be deposited into the Bond Fund from time to time the following:

          (a) any amount in the Construction Fund directed to be paid into the Bond Fund in accordance with the provisions of Section 6.07 hereof;

          (b) any amount deposited into the Bond Fund pursuant to Section 6.04 hereof;

          (c) all payments specified in Sections 3.03 and 3.04 of the Agreement (other than amounts paid for the Trustee's or the Authority's own account);

          (d) any moneys received pursuant to the Collateral Documents;

          (e) any moneys drawn under the Letters of Credit which moneys shall be deposited or credited (in the case of a draw to pay the Purchase Price) in a separate subaccount of the Bond Fund and shall not be commingled with any other moneys held by the Trustee;

          (f) amounts, if any, held by the Trustee pursuant to Section 5.09 hereof; and

          (g) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement which are required to be or which are accompanied by directions that such moneys are to be paid into the Bond Fund.

     Section 6.03. Use of Moneys in the Bond Fund. Except as provided in Sections 5.05, 5.09 and 6.11 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds, for the redemption of the Bonds prior to maturity and for payment of the Acceleration Price as defined in Section 8.02 hereof. Subject to the provisions of Section 6.12(c) hereof, funds for the payment of redemption price and principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

          (i) moneys  drawn by the  Trustee  under the  Letters of Credit;

          (ii) amounts deposited into the Bond Fund which constitute Available Moneys (other than moneys drawn by the Trustee under the Letters of Credit); and

          (iii) any other moneys furnished to the Trustee and available for such purpose.

     Section 6.04. Custody of Separate Trust Fund. The Trustee is authorized and directed to hold all Net Proceeds from any insurance proceeds or condemnation award and disburse such proceeds in accordance with Article VI of the Agreement. If the Company directs that any portion of such Net Proceeds be applied to redeem Bonds, the Trustee shall deposit such Net Proceeds in a separate sub-account of the Bond Fund, and the Authority covenants and agrees to take and cause to be taken any action requested of the Authority to redeem on the earliest possible redemption date the amount of Bonds so specified by the Company.

     Section 6.05. Construction Fund. There is hereby created and established with the Trustee a trust fund to be designated the "Construction Fund".

     Section 6.06. Payments into the Construction Fund; Disbursements. The Construction Fund shall initially consist of those monies deposited therein pursuant to Section 3.02. Moneys on deposit in the Construction Fund shall be applied to pay the costs of the Project. The Trustee is hereby authorized and directed to make disbursements from the Construction Fund upon the receipt of a requisition in the form of Exhibit "E" hereto signed by the Company and approved by the Bank in the form of Exhibit "F" hereto. The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom, including records of all Requisitions made pursuant to the Agreement, and the Trustee shall, upon request of the Company, furnish statements concerning the Construction Fund in the form customarily prepared by the Trustee. The Trustee shall hold all monies and investments from time to time on deposit in the Construction Fund for the Owners and for the Bank, the rights of the Bank being subject and subordinate to the rights of the Trustee so long as any amount due in respect of the Bonds remains unpaid.

     Section 6.07. Use of Money in the Construction Fund Upon Default. If the principal of the Bonds shall have become due and payable pursuant to Article VIII hereof, any balance remaining in the Construction Fund after payment of the Bonds shall without further authorization (i) prior to the Obligation Termination Date, if any amounts are due and owing under the Reimbursement Agreement, be transferred immediately to the Bank, as long as the Bank is not in default of its obligations under the terms of any of the Letters of Credit, or
(ii) after the Obligation  Termination  Date, be transferred into the Bond Fund.


     Section 6.08. Use of Money in the Construction Fund Upon Completion of the Project. The completion of the Project and payment or provision for payment of all Costs of the Project shall be evidenced by the filing with the Trustee of the certificate required by Section 2.03 of the Agreement. As soon as practicable and in any event not more than sixty (60) days from the date of receipt by the Trustee of the certificate referred to in the preceding sentence, any balance remaining in the Construction Fund (except amounts the Company shall have directed the Trustee to retain for any Cost of the Project not then due and payable) shall, without further authorization be transferred into a separate sub-account within the Bond Fund. Thereafter, such funds shall be transferred by the Trustee on the next Interest Payment Date or Dates to the Letter of Credit

Bank to reimburse the Letter of Credit Bank for a drawing or drawings affected pursuant to Section 6.12(b) hereof.

     Section 6.09. Nonpresentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if Available Moneys sufficient to pay any such Bond shall have been made available to the Trustee for the benefit of the Owner thereof, all liability of the Authority to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds uninvested, without liability for interest thereon, for the benefit of the Owner of such Bond who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture with respect to such Bond.

          Any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within five (5) years after the date on which the same shall have become due shall be repaid by the Trustee to the Company upon written direction of an Authorized Representative of the Company, and thereafter Owners of Bonds shall be entitled to look only to the Company for payment, and then only to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

     Section 6.10. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Agreement shall be held by the Trustee or its agent in trust, and (except for the moneys from time to time required to be deposited and maintained in the Rebate Fund) shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

     Section 6.11. Repayment to the Bank and the Company from the Bond Fund or the Construction Fund. Any amounts remaining in the Bond Fund, the Rebate Fund, the Construction Fund, or any other fund or account created hereunder after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder, including payment to the United States of America of the final installment of the Rebate Amount, if any, pursuant to Section 6.13 hereof, shall be paid as soon as possible to the Bank unless the Bank notifies the Trustee to the contrary in writing, in which case such amounts shall be paid directly to the Company.

     Section 6.12. Letters of Credit

          (a) During the term of a Letter of Credit, the Trustee shall draw moneys under such Letter of Credit in accordance with the terms thereof (i) in an amount sufficient to pay when due (whether by reason of maturity, redemption, conversion, acceleration or otherwise) the principal of, and interest and, to the extent the Letter of Credit covers same, any premium on the Bonds to which such Letter of Credit relates, and (ii) in an amount sufficient to pay when due the Purchase Price of such Bonds. Within two (2) Business Days after the last Determination Date of each month, the Trustee shall give written notice (which notice may be transmitted via facsimile) to the Company of the amount that the Trustee will draw under each Letter of Credit on the next Interest Payment Date.

          (b) Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 6.12(a), (i) in computing the amount to be drawn under a Letter of Credit on account of the payment of the principal or Purchase Price of, interest or, to the extent the Letter of Credit covers same, any premium, on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which it is advised by the Tender Agent are Pledged Bonds prior to the date such payment is due, and (ii) amounts drawn by the Trustee under a Letter of Credit shall not be applied to the payment of the Purchase Price of any Bonds which are Pledged Bonds prior to the date such payment is due.

          (c) Each Letter of Credit shall terminate in accordance with its terms on the Letter of Credit Termination Date therefor. Upon such termination, the Trustee shall deliver the terminated Letter of Credit to the Bank, together with such certificates as may be required by the terms of such Letter of Credit.


     Section 6.13.  Rebate Fund.

          (a) The Trustee shall establish and maintain a fund separate from any other fund established and maintained hereunder designated as the Rebate Fund. The Rebate Fund shall be held for the benefit of the United States of America and not for the benefit of the Holders of the Series A Bonds, which Holders shall have no rights in or to such fund.

          (b) Subject to subsection (c) of this Section 6.13, as of the last day of each fifth Bond Year (each, a "Rebate Computation Date"), the Company shall calculate, or cause to be calculated, the amount relating to the Series A Bonds required to be paid to the United States of America (the "Rebate Amount") pursuant to Section 148 of the Code. On or before the sixtieth day after such date, the Trustee at the written direction of, and upon the receipt of funds from, the Company shall deposit in the Rebate Fund the amount, if any, needed to increase the amount in such Fund to an amount equal to ninety percent (90%) of the Rebate Amount for the period from the date of issuance of the Bonds to the Rebate Computation Date at issue, or shall transfer from the Rebate Fund to the Bond Fund the amount, if any, needed to reduce the amount in the Rebate Fund to 90% of the amount of the Rebate Amount for such period.

          Subject to subsection (c) of this Section 6.13, as of the last day on which the last Series A Bond remaining outstanding is retired (the "Final Computation Date"), the Company, on behalf of the Authority, shall calculate, or cause to be calculated, the amount required to be paid to the United States of America pursuant to Section 148 of the Code. On or before the sixtieth day after such date, the Trustee, at the written direction of, and upon the receipt of funds from, the Company, shall deposit in the Rebate Fund the amount, if any, needed to increase the amount in such Fund to an amount equal to the Rebate Amount for the period from the date of issuance of the Series A Bonds to the Final Computation Date, or shall transfer from the Rebate Fund to the Bond Fund the amount, if any, needed to reduce the amount in the Rebate Fund to the amount of the Rebate Amount for such period.

          After making any transfer required for a Rebate Computation Date and the Final Computation Date, the Trustee shall immediately pay or cause to be paid to the United States of America, as directed in writing by the Company, the amount in the Rebate Fund. The amounts in the Rebate Fund shall not be subject to the claim of any party, including any Bondholder, and shall not be paid to any party other than the United States.

          All amounts in the Rebate Fund shall be used and withdrawn by the Trustee solely for the purposes set forth in this Section. In the event the amount in the Rebate Fund is for any reason insufficient to pay to the United States of America the amounts due as calculated in this Section, the Company, or the Trustee at the direction of, and upon the receipt of funds from, the Company, shall deposit in the Rebate Fund the amount for such deficiency.

          (c) Notwithstanding the other provisions of this Section 6.13, the Company hereby agrees and covenants to calculate the amount to be deposited in the Rebate Fund and the amount to be rebated to the United States of America pursuant to Section 148(f) of the Code in any manner not inconsistent with its arbitrage covenants set forth in the Tax Certificate delivered on the date of issuance of the Series A Bonds. Such calculation shall be made with due regard to all regulations under such Section 148(f) that are applicable to the Series A Bonds, including any temporary regulations heretofore or hereafter released.

          (d) The Authority and the Company agree that the Trustee shall not be liable for any damages, costs or liabilities resulting from the performance of the Trustee's duties and obligations under this Section 6.13, except that the Trustee shall be liable for its gross negligence or willful misconduct. The
Company shall indemnify and hold harmless the Trustee and its directors, officers, employees and agents (collectively, the "Indemnitees") from and against any liabilities, claims, losses, damages, fines, penalties and expenses, including out-of-pocket expenses and legal fees and expenses (collectively, the "Losses") which the Trustee may incur in the exercise and performance of its duties and obligations under this Section 6.13, excepting only those damages, costs, expenses or liabilities caused by the Trustee's gross negligence or willful misconduct. In addition to and not in limitation of the preceding sentence, the Company shall indemnify and hold the Indemnitees and each of them harmless from and against all Losses that may be imposed on, incurred by or asserted against the Indemnitees or any of them for following any instruction or direction given pursuant to this Section 6.13. In making any deposit or transfer to or payment from the Rebate Fund, the Trustee shall be entitled to rely solely on the written instructions of the Company and shall have no duty to examine such written instruments to determine the accuracy of the Company's calculation of the Rebate Amount or the amounts to be paid to the United States. In the event that the Company or the Authority shall not comply with their respective obligations under this Section 6.13, the Trustee shall have no obligation to cause compliance on its behalf.

     Section 6.14. Investment of Moneys in Funds. All moneys in any of the funds established pursuant to this Indenture (except moneys obtained from a draw on a Letter of Credit, which moneys shall be held uninvested) shall be invested by the Trustee, as directed in writing by the Company, solely in Investment Securities except with respect to Available Moneys held by the Trustee for the payment of Undelivered Bonds, which Available Moneys the Trustee shall not invest. Investment Securities may be purchased at such prices as the Trustee may in its discretion determine or as may be directed by the Company. All investment directions of the Company shall be subject to the limitations set forth in
Section 7.09 hereof, and all Investment Securities shall be acquired subject to the limitations as to maturities hereinafter in this Section set forth and such additional limitations or requirements consistent with the foregoing as may be established by Request of the Company.

          To the extent the Bank has not been reimbursed under the Reimbursement Agreement and has notified the Trustee of same in writing, all interest, profits and other income received from the investment of moneys in any fund established pursuant to this Indenture shall be transferred to the Bank in the amount specified in writing by the Bank. Otherwise, such amounts shall be deposited to the appropriate fund or account in which such investments were made. Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, or premium, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest was paid.

          Investment Securities acquired as an investment of moneys in any fund established under this Indenture shall be credited to such fund. For the purpose of determining the amount in any fund, all Investment Securities credited to such fund shall be valued at the lesser of cost or par value plus, prior to the first payment of interest following purchase, the amount of accrued interest, if any, paid as a part of the purchase price.

          The Trustee may act as principal or agent in the making or disposing of any investment. The Trustee may sell at the best price obtainable, or present for redemption, any Investment Securities so purchased whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Security is credited, and the Trustee shall not be liable or responsible for any loss resulting from such investment or sale.

                                  ARTICLE VII.

                      THE AUTHORITY; PARTICULAR COVENANTS

     Section 7.01. Covenant as to Payment; Faith and Credit of Commonwealth Not Pledged. The Authority covenants that it will promptly pay or cause to be paid the principal of, interest, premium, if any, and other charges, if any, on the Bonds at the place, on the dates and in the manner provided herein and in the Bonds, provided, however, that the Bonds do not now and shall never constitute a general obligation of the Authority or a debt or pledge of the faith and credit or the taxing power of the State or of any political subdivision, municipality or other local agency thereof and are not and will not be secured by an obligation or pledge of any moneys raised by taxation, and all covenants and undertakings by the Authority hereunder and under the Bonds to make payments are special obligations of the Authority payable solely from the revenues and funds pledged hereunder.

     Section 7.02. Extension of Payment of Bonds. The Authority shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest by the purchase or funding of such Bonds or claims for interest or by any other arrangement and in case the maturity of any of the Bonds or the time of payment of any such

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

claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then Outstanding and of all claims for interest thereon which shall not have been so extended. Nothing in this Section shall be deemed to limit the right of the Authority to issue Bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of Bonds.

     Section 7.03. Against Encumbrances. The Authority shall not create, or permit the creation of, any pledge, lien, charge or other encumbrance upon the Revenues and other assets pledged or assigned under this Indenture while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture and will assist the Trustee in contesting any such pledge, lien, charge or other encumbrance which may be created. Subject to this limitation, the Authority expressly reserves the right to enter into one or more other indentures for any of its corporate purposes, including other programs under the Act, and reserves the right to issue other obligations for such purposes.

     Section 7.04. Power to Issue Bonds and Make Pledge and Assignment. The Authority represents and covenants that it is duly authorized pursuant to law to issue the Bonds and to enter into this Indenture and to pledge and assign the Revenues and other assets pledged and assigned, respectively, under this Indenture in the manner and to the extent provided in this Indenture. The Bonds and the provisions of this Indenture are and will be the legal, valid and binding limited obligations of the Authority in accordance with their terms, and the Authority and Trustee shall at all times, to the extent permitted by law, and at the expense of the Company, defend, preserve and protect said pledge and assignment of Revenues and other assets and all the rights of the Bondholders under this Indenture against all claims and demands of all Persons whomsoever.

Section 7.05. Accounting Records and Financial Statements.

          (a) The Trustee shall at all times keep, or cause to be kept, proper books of record and account as shall be consistent with prudent corporate trust industry practice, in which complete and accurate entries shall be made of all transactions relating to the proceeds of Bonds, the Revenues, the Agreement and all funds established pursuant to this Indenture. Such books of record and account shall be available for inspection by the Authority, the Company, the Bank and any bondholder, or his agent or representative duly authorized in writing, at reasonable hours and under reasonable circumstances upon prior written notice.

          (b) The Trustee shall within 30 days after the end of each month furnish to the Company a monthly statement (which need not be audited) covering receipts, disbursements, allocation and application of Revenues and any other moneys (including proceeds of Bonds) in any of the funds and accounts established pursuant to this Indenture for such month.

     Section 7.06. Other Covenants.

          (a) The Trustee shall promptly collect all amounts due from the Company pursuant to the Agreement, shall (subject to the provisions of Article IX hereof) perform all duties imposed upon it pursuant to the Agreement and, subject to the provisions of Article IX hereof, shall diligently enforce, and take all steps, actions and proceedings reasonably necessary for the enforcement of all of the rights of the Authority and all of the obligations of the Company.

          (b) The Authority shall not amend, modify or terminate any of the terms of the Agreement, or consent to any such amendment, modification or termination, without the written consent of the Trustee and the Company. The Trustee shall give such written consent only if (1) notification of such amendment, modification or termination has been given to the Rating Agency then rating the Bonds, (2) the Trustee receives the written consent of the Bank,
(3)(i) such amendment, modification or termination will not materially adversely affect the interests of the Bondholders or result in any material impairment of the security hereby given for the payment of the Bonds or (ii) the Trustee first obtains the written consent of the Bank and the Holders of a majority in principal amount of the Bonds then Outstanding to such amendment, modification or termination and provides notice of such amendment, modification or termination and of such written consent to the Holders, provided that no such amendment, modification or termination shall reduce the amount of loan payments to be made to the Authority or the Trustee by the Company pursuant to the Agreement, or extend the time for making such payments, without the written consent of all of the Holders of the Bonds then Outstanding, and (4) the Authority shall have delivered to the Trustee an opinion of Counsel satisfactory to the Trustee that all of the provisions and conditions set forth in this
Section 7.06(b) have been satisfied.

     Section 7.07. Waiver of Laws. The Authority shall not at any time insist upon or plead in any manner whatsoever, or claim or take the benefit or advantage of, any stay or extension provided by law now or at any time hereafter in force that may affect the covenants and agreements contained in this Indenture or in the Bonds, and all benefit or advantage of any such law or laws is hereby expressly waived by the Authority to the extent permitted by law.

     Section 7.08. Further Assurances. The Authority will make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention or to facilitate the performance of this Indenture and for the better assuring and confirming unto the Holders of the Bonds of the rights and benefits provided in this Indenture.

     Section 7.09. Tax Covenants. The Authority covenants to the extent it has control of any proceeds of the Series A Bonds, and the Company has covenanted, not to take any action, or fail to take any action, if any such action or failure to take action would adversely affect the exclusion from gross income of the interest on the Series A Bonds under Section 103 and Sections 141 through 150, inclusive, of the Code. The Authority and the Company will not directly or indirectly use or permit the use of any proceeds of the Series A Bonds or any other funds of the Authority or the Company, or take or omit to take any action that would cause the Series A Bonds to be "arbitrage bonds" within the meaning of Section 148(a) of the Code. To that end, the Authority, to the extent applicable, and the Company will comply with all requirements of Section 148 of the Code to the extent applicable to the Series A Bonds. In the event that at any time the Authority or the Company is of the opinion that for purposes of this Section 7.09 it is necessary to restrict or limit the yield on the investment of any moneys held by the Trustee under this Indenture, the Agreement or otherwise, or otherwise to provide for the payment of rebate to the United States, the Authority or the Company shall so instruct the Trustee in writing, and the Trustee shall take such action as shall be set forth in such instructions, including, without limitation, the establishment of separate subaccounts within the funds established hereunder for the deposit of proceeds of the Series A Bonds and the Series A-T Bonds, respectively. The covenants of the Authority and the Company contained in the Agreement are fully incorporated herein by reference and are made a part of this Indenture as if fully set forth herein.

          Without limiting the generality of the foregoing, the Authority and the Company agree that there shall be paid from time to time all amounts relating to the Series A Bonds required to be rebated to the United States pursuant to Section 148(f) of the Code and any temporary, proposed or final Treasury Regulations as may be applicable to the Series A Bonds from time to time. This covenant shall survive payment in full or defeasance of the Series A Bonds. The Company specifically covenants to pay or cause to be paid to the United States at the times and in the amounts determined under Section 6.13 hereof the Rebate Amounts, as described in the Tax Certificate.

          Notwithstanding any provision of this Section 7.09 and Section 6.13 hereof, if the Company shall provide to the Authority and the Trustee an opinion of nationally recognized bond counsel to the effect that any action required under this Section 7.09 and Section 6.13 hereof is no longer required, or to the effect that some further action is required, to maintain the exclusion from gross income of interest on the Bonds, the Authority, the Trustee and the Company may rely conclusively on such opinion.

     Section  7.10.  Corporate   Organization,   Authorization  and  Power.  The
Authority represents and warrants as follows:

          (i) it is a body corporate and politic and a public instrumentality of the State created under the Act, with the power under and pursuant to the Act to execute and deliver this Indenture and the Agreement and to perform its obligations hereunder, and to issue and sell the Bonds pursuant to this Indenture and the Agreement; and

          (ii) it has taken all necessary action and has complied with all provisions of the Constitution of the State and the Act required to make this Indenture and the Agreement and the Bonds the valid obligations of the Authority which they purport to be; and, when executed and delivered by the parties hereto, this Indenture and the Agreement will each constitute a valid and binding agreement of the Authority enforceable in accordance with its terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied; and

          (iii) when delivered to and paid for by the initial purchasers in accordance with the terms of this Indenture, the Bonds will constitute valid and binding special obligations of the Issuer enforceable in accordance with their terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied, and will be entitled to the benefits of this Indenture and the Agreement; and

          (iv) The Authority makes no other representations or warranties, either express or implied, of any nature or kind, including, without limitation, a representation or warranty that interest on the Series A Bonds is or will continue to be exempt from federal or state income taxation.

     Section  7.11.  Rights and Duties of the  Authority.

          (a) Remedies of the Authority. Notwithstanding any contrary provision in this Indenture and the Agreement, the Authority shall have the right to take any action not prohibited by law or make any decision not prohibited by law with respect to proceedings for indemnity against the liability of the Authority and its officers, directors, employees and agents and for collection or reimbursement of moneys due to it under this Indenture and the Agreement for its own account. The Authority may enforce its rights under this Indenture and the Agreement which have not been assigned to the Trustee by legal proceedings for the specific performance of any obligation contained herein or for the enforcement of any other legal or equitable remedy, and may recover damages caused by any breach by the Company of its obligations to the Authority under the Agreement, including any amounts required to be paid by the Company pursuant to the Agreement, court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing such obligations.

          (b) Limitations on Actions. Without limiting the generality of Subsection 7.11(c), the Authority shall not be required to monitor the financial condition of the Company and shall not have any responsibility or other obligation with respect to reports, notices, certificates or other documents filed with it hereunder.

          (c) Responsibility. The Authority shall be entitled to the advice of counsel (who may be counsel for any party) and shall not be liable for any action taken or omitted to be taken in good faith in reliance on such advice. The Authority may rely conclusively on any communication or other document furnished to it under this Indenture or the Agreement and reasonably believed by it to be genuine. The Authority shall not be liable for any action (i) taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or (ii) in good faith omitted to be taken by it because reasonably believed to be beyond the discretion or powers conferred upon it, (iii) taken by it pursuant to any direction or instruction by which it is governed under this Indenture and the Agreement or (iv) omitted to be taken by it by reason of the lack of direction or instruction required for such action, nor shall it be responsible for the consequences of any error of judgment reasonably made by it. It shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any person except its own directors, officers and employees. When any consent or other action by the Authority is called for by this Indenture and the Agreement, the Authority may defer such action pending such investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. It shall not be required to take any remedial action (other than the giving of notice) unless reasonable indemnity is provided for any expense or liability to be incurred thereby. It shall be entitled to reimbursement for expenses reasonably incurred or advances reasonably made, with interest at the "base rate" of the Trustee, as announced from time to time (or, if none, the nearest equivalent), in the exercise of its rights or the performance of its obligations hereunder, to the extent that it acts without previously obtaining indemnity. No permissive right or power to act shall be construed as a requirement to act; and no delay in the exercise of any such right or power shall affect the subsequent exercise of that right or power. The Authority shall not be required to take notice of any breach or default by the Company under this Agreement except when given notice thereof by the Trustee. No recourse shall be had by the Company, the Trustee or any Bondholder for any claim based on this Indenture and the Agreement, the Bonds or any agreement securing the same against any director, officer, agent or employee of the Authority alleging personal liability on the part of such person unless such claim is based upon the willful dishonesty of or intentional violation of law by such person. No covenant, stipulation, obligation or agreement of the Authority contained in this Indenture and the Agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future director, officer, employee or agent of the Authority in his or her individual capacity, and no person executing a Bond shall be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

          (d) Financial Obligations. Nothing contained in this Indenture or the Agreement is intended to impose any pecuniary liability on the Authority nor shall it in any way obligate the Authority to pay any debt or meet any financial obligations to any person at any time in relation to the Project except from moneys received under the provisions of this Indenture and the Agreement; provided, however, that nothing contained in this Indenture and the Agreement shall in any way obligate the Authority to pay such debts or meet such financial obligations from moneys received from the Authority's own account.

                                 ARTICLE VIII.

                 EVENTS OF DEFAULT AND REMEDIES OF BONDHOLDERS

     Section 8.01.  Events of Default.  The following  events shall be Events of
Default:

          (a) default in the due and punctual payment of the principal of any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by acceleration, or otherwise; or

          (b) default in the due and punctual payment of any installment of interest on any Bond when and as the same shall become due and payable; or

          (c) failure to pay the Purchase Price on any Bond tendered pursuant to
Article V when such  payment  is due;  or

          (d) default by the Authority in the observance of any of the other covenants, agreements or conditions on its part in this Indenture or in the Bonds, if such default shall have continued for a period of sixty (60) days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Authority and the Company by the Trustee, or to the Authority, the Company and the Trustee by the Holders of not less than twenty-five per cent (25%) in aggregate principal amount of the Bonds at the time Outstanding; or

          (e) if there occurs an Event of Default as defined in Sections 8.01(a) through (d) of the Agreement; or

          (f) the Trustee's receipt of written notice from the Bank that the Bank has declared an Event of Default under the provisions of the Reimbursement Agreement and instructing the Trustee to declare the principal amount of the Outstanding Bonds to be immediately due and payable; or

          (g) if, at any time after a draw under a Letter of Credit, the Trustee shall have received notice from the Bank that the amount of such draw corresponding to the payment of interest on the Bonds shall not be reinstated in the amount and in the manner set forth in such Letter of Credit.

          Upon actual knowledge of the existence of any Event of Default, the Trustee shall as soon as practicable notify the Bank, the Company, the Authority, the Tender Agent and the Remarketing Agent. Anything contained in this Indenture to the contrary notwithstanding, (i) no Event of Default under subsections (d) or (e) above shall occur without the prior written consent of the Bank so long as the Bank is not in default under the terms of any of the Letters of Credit and (ii) the Trustee shall not notify Bondholders of the existence of any Event of Default without the prior written consent of the Bank (except upon the occurrence of an Event of Default under Section 8.01(f) or (g) hereof), as long as the Bank is not in default under the terms of any of the Letters of Credit. The Trustee shall not be deemed to have actual knowledge of the existence of an Event of Default under Section 8.01(d) or (e) unless it has received written notice thereof from the Bank, the Authority or the Owners of
25%  in  principal   amoun  of  the  Bonds  then   Outstanding.

     Section 8.02. Acceleration. If any Event of Default under Section 8.01 hereof occurs, the Trustee (with the written consent of the Bank provided the Bank is not in default of its obligations under the terms of any of the Letters of Credit) may, and upon request of the Owners of 25% in principal amount of the Bonds then Outstanding shall, by written notice to the Holders, the Authority, the Bank and the Company, declare the principal amount of all Bonds then Outstanding and the interest accrued thereon to such date (the "Acceleration Date") to be immediately due and the Acceleration Price (as hereafter defined) shall thereupon become payable on the first (1st) Business Day following the Acceleration Date (the "Payment Date"). Thereupon, the Trustee, among other things, shall draw immediately upon each of the Letters of Credit as set forth in Section 6.12 hereof. Interest on the accelerated Bonds shall cease to accrue on the Acceleration Date. Accelerated Bonds shall be payable at a price equal to 100% of the aggregate principal amount thereof plus interest accrued to the Acceleration Date (the "Acceleration Price"). Notwithstanding anything contained herein to the contrary, upon the occurrence of an Event of Default described in
Section 8.01(f) or (g), the Trustee shall by written notice to the Holders, the Bank, the Company and the Authority declare immediately due and payable the principal amount of, and interest accrued on, the Outstanding Bonds.

          Any such declaration is subject to the condition that if, at any time after such declaration and before any judgment or decree for the payment of the moneys due shall have been obtained or entered, the Letters of Credit shall have been reinstated in full as to principal and interest and the reasonable charges and expenses of the Trustee, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Holders of not less than 25% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Authority, the Bank, the Company and the Trustee, or the Trustee if such declaration was made by the Trustee, may, on behalf of the Holders of all of the Bonds, rescind and annul such declaration and its consequences and waive such default; but such rescission and annulment shall not extend to or affect any subsequent default, and shall not impair or exhaust any right or power in consequence thereof. The foregoing to the contrary notwithstanding, Holders of not less than 25% in principal amount of the Bonds then Outstanding shall have no right to request the Trustee to accelerate the Bonds under this Section 8.02 and the Trustee shall not give any Bondholder notice of a default under the Indenture (except upon the occurrence of an Event of Default under Section 8.01(f) or (g) hereof), the Agreement or any other documents executed and delivered in connection with the Bonds or declare the principal amount of all Bonds then Outstanding and interest accrued thereon to such date to be immediately due, unless directed in writing by the Bank or unless the Bank shall be in default of its obligations under terms of any of the Letters of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank.

          Upon any declaration of acceleration hereunder, the Trustee shall as soon as possible give written notice of the acceleration to the Bondholders as set forth below. In addition, notice of such acceleration shall be mailed, by registered or certified mail or overnight mail, to the Rating Agency then rating the Bonds, if any, but failure to mail any such notice or any defect in the mailing thereof shall not affect the validity of such acceleration. Such notice of acceleration (i) shall be given in the name of the Authority, (ii) shall identify the accelerated Bonds (by name, date of issue, interest rate and maturity date); (iii) shall specify the Acceleration Date; (iv) shall specify the Payment Date and the Acceleration Price; (v) shall state that the interest on the accelerated Bonds ceased to accrue on the Acceleration Date; (vi) shall state the reason for the acceleration; and (vii) shall state that on the Payment Date the Acceleration Price will be payable at the office of the Trustee stated in such notice. The Trustee shall use "CUSIP" numbers on such notices as a convenience to Bondholders and such notice shall state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Bonds or as contained in any notice of acceleration and that reliance may be
placed  on  the  registration  and  description   printed  on  the  Bonds.

          Upon acceleration pursuant to this Section 8.02, the Trustee shall immediately exercise such rights as it may have under the Agreement to declare all payments thereunder to be immediately due and payable and shall immediately draw upon the Letters of Credit as provided in Section 6.12 hereof in an amount that is sufficient to pay the Acceleration Price due on the Outstanding Bonds on the Payment Date.

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

          Upon receipt by the Trustee of any amount from the Bank under the preceding paragraphs of this Section 8.02 (or after receipt by the Trustee of any amounts from the Bank under any other provision of this Indenture), the Bank shall be subrogated to the right, title and interest of the Trustee and the Bondholders in and to the Indenture, the Agreement, and any other security held for the payment of the Bonds (other than said funds), all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Agreement or this Indenture, shall be assigned by the Trustee to the Bank.


     Section 8.03. Other Remedies. If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to the Authority or the Trustee under the Indenture, the Agreement, the Letters of Credit or any other security instrument, or under any supplements or amendments thereto, and shall, at all times complying with the provisions of Section 8.02 hereof, apply any Revenues or Available Moneys in the Bond Fund held by the Trustee to the payment of principal of or interest on the Bonds. In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action, as in the judgment of the Trustee, applying the standards described in Section 9.01 hereof, would best serve the interests of the Bondholders.

     Section 8.04. Legal Proceedings by Trustee. If any Event of Default has occurred and is continuing, the Trustee in its discretion may and, upon the written request of the Bank or the Owners of 25% in principal amount of the Bonds then Outstanding (subject to the consent of the Bank, as long as the Bank is not in default of its obligations under terms of any of the the Letters of
Credit or a voluntary or involuntary case has not been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank) and receipt of indemnity to its satisfaction shall, in its own name:

          A. By mandamus, other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Authority to collect the amounts payable under the Agreement;

          B. Bring suit upon the Bonds;

          C. By action or suit in equity require the Authority to account as if it were the trustee of an express trust for the Bondholders; and

          D. By action or suit in equity enjoin any acts or things that may be unlawful or in violation of the rights of the Bondholders.

     Section 8.05. Discontinuance of Proceedings by Trustee. If any proceeding taken by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, the Authority, the Trustee, the Bondholders and the Bank shall be restored to their former positions and rights hereunder as though no such proceeding had been taken, but subject to the limitations of any such adverse determination.

     Section 8.06. Bondholders May Direct Proceedings. The Holders of a majority in principal amount of the Bonds Outstanding hereunder shall have the right to

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

direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, and that the Trustee shall not be required to comply with any such direction which it deems to be unlawful or unjustly prejudicial to Bondholders not parties to such direction. The foregoing provisions of this Section 8.06 to the contrary notwithstanding, the Bank shall have the right to direct the method and the place of conducting all remedial proceedings by the Trustee hereunder, provided that the Trustee is provided indemnification and that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture as long as the Bank shall not be in default under the terms of any of the Letters of Credit.

     Section 8.07. Limitations on Actions by Bondholders. Anything in this Indenture to the contrary notwithstanding, no Bondholder shall have any right to pursue any remedy hereunder or under the Agreement unless:

          (a) The Trustee shall have been given written notice of an Event of Default;

          (b) The Holders of at least 25% in aggregate principal amount of the Bonds Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

          (c) The Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities;

          (d) The Trustee shall have failed to comply with such request within a reasonable time; and

          (e) The Bank shall be in default of its obligations under the terms of any of the Letters of Credit or a voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank;

provided, however, that nothing herein shall affect or impair the right of any Owner of any Bond to enforce payment of the principal thereof and interest thereon at and after the maturity thereof, or the obligation of the Authority to pay such principal and interest to the respective Owners of the Bonds at the time and place, from the source and in the manner expressed herein and in the Bonds, provided further that such action shall not disturb or prejudice the lien of this Indenture.

     Section 8.08. Trustee May Enforce Rights Without Possession of Bonds. All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the Owners of the Bonds.

     Section 8.09. Delays and Omissions Not to Impair Rights. No delay or omission in respect of exercising any right or power accruing upon any Event of Default shall impair such right or power or be a waiver of such Event of Default and every remedy given by this Article VIII may be exercised, from time to time, and as often as may be deemed expedient.

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

     Section 8.10. Application of Moneys in Event of Default. Any money received by the Trustee under this Article VIII shall be applied in the order listed below (provided that any money received by the Trustee upon a drawing under the Letters of Credit, any money held by the Trustee upon the nonpresentment of Bonds and any money held by the Trustee for the defeasance of Bonds pursuant to
Article XI shall be applied only as provided in clause B below and only to pay outstanding principal and accrued interest, as provided in this Indenture, with respect to the Bonds):

          A. To the payment of the fees and expenses of the Trustee and the Authority, including reasonable counsel fees and expenses, and any disbursements of the Trustee with interest thereon and its reasonable compensation;

          B. To the payment of principal, Purchase Price and interest then owing on the Bonds, including any interest on overdue interest, and, in case such money shall be insufficient to pay the same in full, then to the payment of principal and interest ratably, without preference or priority of one over another or of any installment of principal or interest over any other installment of principal or interest; and

          The surplus, if any, remaining after the application of the money as set forth above shall to the extent of any unreimbursed drawing under the Letters of Credit, or other obligations owing by the Company to the Bank under the Reimbursement Agreement, be paid to the Bank. Any remaining money shall be paid to the Company or the person lawfully entitled to receive the same as a
court  of  competent   jurisdiction  may  direct.

     Section 8.11. Trustee and Bondholders Entitled to All Remedies Under Act; Remedies Not Exclusive. It is the purpose of this Article VIII to provide to the Trustee and the Bondholders all rights and remedies as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy permitted by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article VIII shall apply to and be binding upon any trustee or receiver appointed under the Act.

          No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 8.12. Trustee's Right to Receiver. As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as may be contained in or permitted by the Act.

     Section 8.13. Subrogation Rights of Bank. The Trustee agrees that the Bank or other provider of a Substitute Letter of Credit shall be subrogated to all rights, remedies and collateral of the Trustee under the Indenture, the Agreement or any other document or instrument, to the extent the Bank or other provider of a Substitute Letter of Credit has honored a draw under any Letter of Credit or any Substitute Letter of Credit, as the case may be, and has not been reimbursed or paid therefor.

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

     Section 8.14. Waiver of Default. As long as the Bank is not in default of its obligations under the terms of any of the Letters of Credit and the Letters of Credit are in full force and effect, the Bank may waive an Event of Default and, if the Bank does so, the Trustee must also waive such Event of Default. The Trustee may not waive an Event of Default under this Indenture if any Letter of Credit has not been reinstated to cover principal and interest on the Bonds in accordance with the terms of such Letter of Credit.

                                   ARTICLE IX.

                         THE TRUSTEE; THE TENDER AGENT
                           AND THE REMARKETING AGENT

     Section 9.01. Duties, Immunities and Liabilities of Trustee.

          (a) The Trustee shall, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall, during the existence of any Event of Default (which has not been cured), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          (b) The Authority shall remove the Trustee if at any time requested to do so by an instrument or concurrent instruments in writing signed by the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding (or their attorneys duly authorized in writing) or if the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or its property shall be appointed, or any public officer shall take control or charge of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in each case by giving written notice of such removal to the Trustee, and thereupon shall appoint, with the consent of the Bank and the Company, a successor Trustee by an instrument in writing.

          (c) The Trustee may at any time resign by giving written notice of such resignation to the Authority, the Company and the Bank and by giving the Bondholders notice of such resignation by mail at the addresses shown on the registration books maintained by the Trustee. Upon receiving such notice of resignation, the Authority shall promptly appoint, at the discretion of the Company and with the consent of the Bank, a successor Trustee by an instrument in writing.

          (d) Any removal or resignation of the Trustee and appointment of a successor Trustee shall become effective upon acceptance of appointment by the successor Trustee. If no successor Trustee shall have been appointed and have accepted appointment within forty-five (45) days of giving notice of removal or notice of resignation as aforesaid, the resigning Trustee or any Bondholder (on behalf of himself and all other Bondholders) may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee, and such court may thereupon, after such notice (if any) as it may deem proper, appoint such successor Trustee. Any successor Trustee appointed under this Indenture, shall signify its acceptance of such appointment by executing and delivering to the Authority and to its predecessor Trustee a written

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

acceptance thereof, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the moneys, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein; but, nevertheless at the request of the Authority or the request of the successor Trustee, such predecessor Trustee shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and shall pay over, transfer, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth. Upon request of the successor Trustee, the Authority shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such moneys, estates, properties, rights, powers, trusts, duties and obligations. Upon acceptance of appointment by a successor Trustee as provided in this subsection, the Company shall mail or cause to be mailed a notice of the succession of such Trustee to the trusts hereunder to the Bondholders at the addresses shown on the registration books maintained by the Trustee. If the Company fails to mail such notice within fifteen (15) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

          (e) Any Trustee appointed under the provisions of this Section in succession to the Trustee shall be a trust company or bank having the requisite trust powers and having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), subject to supervision or examination by federal or state authorities and if the Bonds are rated by a Rating Agency, any successor trustee shall be rated, or its main banking affiliate or parent entity shall be rated, at least Baa3/P-3 or otherwise be acceptable to the Rating Agency. If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     Section 9.02. Merger or Consolidation. Any company or association into which the Trustee may be merged or converted or with which it may be consolidated or any company or association resulting from any merger, conversion or consolidation to which it shall be a party or any company or association to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be eligible under subsection (e) of
Section 9.01, shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

     Section 9.03.  Liability of Trustee.

          (a) The recitals of facts herein, in the other Bond Documents and in the Bonds contained shall be taken as statements of the Authority or the parties thereto, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Trust Estate or of the Bonds or shall incur any responsibility in respect thereof, other than in connection with the duties or obligations herein or in the Bonds assigned to or imposed upon it. The Trustee

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

makes no representation that the proceeds of the Bonds will be sufficient for purpose of the Projects. The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds. The Trustee shall not be responsible for any use of moneys disbursed by it under the terms of this Indenture. The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own gross negligence or willful misconduct. The Trustee may become the owner of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of its officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Bondholders, whether or not such committee shall represent the Holders of a majority in principal amount of the Bonds then Outstanding. The Trustee may have other trust and financial relationships with the Authority, the Bank and the Company.

          (b) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts. The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty.

          (c) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

          (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture (other than the making of a draw under the Letters of Credit in accordance with their respective terms and the terms hereof, declaring the principal of the Bonds to be immediately due and payable when required hereunder or making payments on the Bonds when due) at the request, order or direction of any of the Bondholders pursuant to the provisions of this Indenture unless such Bondholders shall have offered to the Trustee indemnification to its satisfaction for indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

          (e) The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          (f) The Trustee  shall not be  required to file any bond or  security.

          (g) The Trustee may employ and act through agents and attorneys in the performance of its duties hereunder and shall not be responsible for the costs of such agents and attorneys selected by it with reasonable care.

          (h) The Trustee shall not be required to expend its own funds in the performance of its duties hereunder.

     Section  9.04.  Right of  Trustee to Rely on  Documents.  The  Trustee  may
conclusively rely, and shall be protected in acting, upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with counsel, who may be counsel of or to the Authority or the Company, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

     The Trustee shall not be bound to recognize any person as the Holder of a Bond unless and until such Bond is submitted for inspection, if required, and his title thereto is satisfactorily established, if disputed by reference to the Bond Register.

     Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Authority, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

     Section 9.05. Preservation and Inspection of Documents.

          (a) All documents received by the Trustee under the provisions of this Indenture shall be retained in its possession in accordance with its retention schedules and shall be subject during normal business hours of the Trustee upon prior written notice to the inspection of the Authority and any Bondholder, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions.

          (b) The Trustee covenants and agrees that it shall maintain a current list of the names and addresses of all the Bondholders.

     Section 9.06. Compensation. The Trustee shall be paid (solely from Additional Payments) from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture.

     Section 9.07. The Tender Agent. First Union National Bank, the initial Tender Agent appointed by the Company, and each successor tender agent appointed in accordance herewith, shall designate its office and signify its acceptance of the duties and obligations imposed upon it as described herein by a written instrument of acceptance delivered to the Trustee (unless the Trustee is also the Tender Agent) and the Company under which the Tender Agent shall, among other things:

          (a) hold all Bonds delivered to it hereunder in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of moneys representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall hold all such

Bonds which are required to be delivered to the Pledged Bonds Custodian pursuant to Section 5.06(b) hereof, as the agent of the Bank for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement (which agency shall terminate upon delivery of such Bonds by the Tender Agent to the Pledged Bonds Custodian or upon the order of the Bank in accordance with such Section 5.06(b)); and

          (b) hold all moneys delivered to it hereunder and under the Tender Agent Agreement for the purchase of such Bonds in a separate account in trust for the benefit of the person or entity which shall have so delivered such moneys until required to transfer such funds as provided herein.

     Section 9.08. Qualifications of Tender Agent.

          (a) The Tender Agent shall be a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least Fifty Million Dollars ($50,000,000) or that is a wholly-owned subsidiary of such a bank or trust company, and authorized by law to perform all duties imposed upon it by this Indenture and shall be rated, or its main banking affiliate or parent entity shall be rated, at least Baa3/P-3 by Moody's if the Bonds are then rated by Moody's, or has received written evidence from Moody's that the use of such Tender Agent would not result in a reduction or withdrawal of the rating on the Bonds. The Tender Agent may at any time resign and be discharged of its duties and obligations by giving at least sixty (60) days' notice to the Authority, the Trustee, the Remarketing Agent, the Bank, and the Company; provided that such resignation shall not take effect until the appointment of a successor Tender Agent, and in accordance with the provisions hereof. Upon the written approval of the Bank, the Tender Agent may be removed at any time by the Company upon written notice to the Authority, the Trustee and the Remarketing Agent; provided that such removal shall not take effect until the appointment of a successor Tender Agent, and in accordance with the provisions hereof. Successor Tender Agents may be appointed from time to time by the Company, with the prior written consent of the Bank.

          (b) Upon the resignation or removal of the Tender Agent, the Tender Agent shall deliver any Bonds and moneys held by it in such capacity to its successor.

          (c) The Tender Agent shall be entitled to the same rights and immunities provided to the Trustee under this Article IX.

     Section 9.09. Qualifications of Remarketing Agent; Resignation; Removal. The Remarketing Agent shall be a financial institution or registered broker/dealer authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture giving at least thirty
(30) days' notice to the Authority, the Company and the Trustee and the Tender Agent. The Remarketing Agent may be removed at any time, upon not less than thirty (30) days' written notice from the Company filed with the Trustee and the Tender Agent. Upon the resignation or removal of the Remarketing Agent, the Company shall appoint a successor Remarketing Agent and shall provide written notice thereof to the Trustee and the Tender Agent. The resignation or removal of the Remarketing Agent shall not become effective until a successor

Remarketing Agent is appointed and accepts such appointment. If the Bonds are rated by a Rating Agency, any successor Remarketing Agent shall be rated at least Baa3/P-3 or otherwise be acceptable to such Rating Agency.

     Section 9.10. Construction of Ambiguous Provisions. The Trustee may construe any provision hereof insofar as such may appear to be ambiguous or inconsistent with any other provision hereof; and any construction of any such provision by the Trustee, in good faith shall be binding upon the Owners of the Bonds and the Bank.

                                   ARTICLE X.

                   MODIFICATION OR AMENDMENT OF THE INDENTURE


     Section 10.01. Amendments Permitted. This Indenture and the rights and obligations of the Authority, of the Trustee and of the Holders of the Bonds may be modified or amended from time to time and at any time for any lawful purpose, by an indenture or indentures supplemental hereto, which the Authority and the Trustee may enter into without the consent of any Bondholders but with the prior written consent of the Company and the Bank (as long as the Bank is not in default under the terms of any of the Letters of Credit), provided that the Trustee determines that such modification or amendment will not materially adversely affect the interests of the Bondholders or result in any material impairment of the security hereby given. In making such determination, the Trustee may rely on an opinion of Counsel selected by the Trustee. Any other modification or amendment must be approved by a majority in aggregate principal amount of the Bonds then Outstanding, provided that such consent of the Bondholders shall no be required if such modification or amendment is consented to in writing by the Bank provided that (a) the Bank is not then in default of its obligations under the terms of any of the Letters of Credit and (b) no voluntary or involuntary case has been commenced by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts by or against the Bank. The foregoing to the contrary notwithstanding, no such modification or amendment shall, without the consent of the Holders of all Bonds then Outstanding, (i) extend the maturity date of any Bond, (ii) reduce the amount of principal thereof, (iii) extend the time of payment or change the method of computing the rate of interest thereon, without the consent of the Holder of each Bond so affected, or eliminate the Holders' rights to tender the Bonds, (iv) extend the due date for the purchase of Bonds tendered by the Holders thereof, or (v) reduce the Purchase Price of such Bonds. It shall not be necessary for the consent of the Bondholders to approve the particular form of any Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof. Promptly after the execution by the Authority and the Trustee of any Supplemental Indenture pursuant to this Section 10.01, the Trustee shall mail a notice, setting forth in general terms the substance of such Supplemental Indenture, to each Rating Agency then rating the Bonds and the Holders of the Bonds at the addresses shown on the registration books of the Trustee. Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

     Section 10.02. Effect of Supplemental Indenture. Upon the execution of any Supplemental Indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Authority, the Trustee and all Holders of Bonds Outstanding shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such Supplemental Indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 10.03. Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Authority in the execution and delivery of any supplemental indenture or amendment permitted by this Article X and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Authority and that all things necessary to make it a valid and binding agreement have been done.

                                  ARTICLE XI.

                                   DEFEASANCE

     Section 11.01. Discharge of Indenture. The Bonds may be paid by the Company in any of the following ways, provided that the Company also pays or causes to be paid any other sums payable hereunder and under the Agreement by the Authority or the Company:

          (a) by paying or causing to be paid the principal of and interest on the Bonds, as and when the same become due and payable;

          (b) with respect to Bonds which bear interest at a Fixed Rate, by depositing or causing to be deposited with the Trustee, in trust, Available Moneys or securities purchased with Available Moneys in the necessary amount (as provided in Section 11.03) to pay or redeem all Bonds then Outstanding; or

          (c) by delivering to the Trustee, for cancellation by it, the Bonds then Outstanding.

          If the Company shall also pay or cause to be paid all Bonds then Outstanding and shall also pay or cause to be paid all other sums payable hereunder and under the Agreement by the Company or the Company, then and in that case, at the election of the Company (evidenced by a Certificate of the Company filed with the Trustee, signifying the intention of the Company to discharge all such indebtedness and this Indenture), and notwithstanding that any Bonds shall not have been surrendered for payment, this Indenture, the assignment of the Agreement and the pledge of Revenues and other assets made under this Indenture and all covenants, agreements and other obligations of the Company under this Indenture and the Agreement shall cease, terminate, become void and be completely discharged and satisfied. In such event, upon Request of the Company, the Trustee shall cause an accounting for such period or periods as may be requested by the Company to be prepared and filed with the Authority to the extent such accountin has not been previously prepared and filed with the Authority and shall execute and deliver to the Authority all such instruments, as prepared by or caused to be prepared by the Company, that may be necessary or desirable to evidence such discharge and satisfaction, and the Trustee, as directed in writing by the Company, shall pay over, transfer, assign or deliver all moneys or securities or other property held by it pursuant to this

Indenture, which are not required for (i) the payment of all the charges and reasonable expenses of the Trustee under this Indenture, (ii) the payment or redemption of Bonds not theretofore surrendered for such payment or redemption,
(iii) the payment of amounts owed to the Bank by the Company under the Reimbursement Agreement or (iv) the payment of any and all sums due to the United States of America pursuant to Section 6.13 hereof, to the Company.

     Section 11.02. Discharge of Liability on Bonds. With respect to Bonds which bear interest at a Fixed Rate, upon the deposit with the Trustee, in trust, at or before maturity, of money or securities in the necessary amount (as provided in Section 11.03) to pay or redeem any Outstanding Bond (whether upon or prior to the end of a Fixed Rate Period or the redemption date of such Bond), provided that, if such Bond is to be redeemed prior to maturity, notice of such redemption shall have been given as in Article IV provided or provision satisfactory to the Trustee shall have been made for the giving of such notice, then all liability of the Company in respect of such Bond shall cease, terminate and be completely discharged, and the Holder thereof shall thereafter be entitled only to payment out of such money or securities deposited with the Trustee as aforesaid for their payment, subject, however, to the provisions of
Section  11.04.

          The Company may at any time surrender to the Trustee for cancellation by it any Bonds previously issued and delivered, which the Company may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

     Section 11.03. Deposit of Money or Securities with Trustee. Whenever in this Indenture it is provided or permitted that there be deposited with or held in trust by the Trustee money or securities in the necessary amount to pay or redeem any Bonds, the money or securities so to be deposited or held shall be cash or Government Obligations, which Government Obligations shall be noncallable and not subject to prepayment, the principal of and interest on which when due will provide money sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due, provided that, in the case of Bonds which are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for the giving of such notice; provided, in each case, that the Truste shall have been irrevocably instructed (by request of the Company) to apply such money to the payment of such principal, premium and interest with respect to such Bonds.

          Whenever Government Obligations are deposited with the Trustee in accordance with Section 11.03 hereof, the Company shall provide to the Trustee and the Rating Agency (i) a verification report from an Accountant, satisfactory in form and content to the Trustee, demonstrating that the Government Obligations so deposited and the income therefor shall be sufficient to pay the principal of, premium, if any, and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal, premium, if any, and interest become due and (ii) an opinion acceptable to the Rating Agency and the Trustee, and addressed to the Trustee, of nationally recognized bankruptcy counsel, to the effect that the provision for payment of the Bonds contemplated to be made pursuant to this Section 11.03 will not constitute or result in such payments' constituting voidable preferences under Section 547 of the Bankruptcy Code.

       Section 11.04. Payment of Bonds After Discharge of Indenture. Notwithstanding any provisions of this Indenture, any moneys held by the Trustee in trust for the payment of the principal of, premium, if any, or interest on, any Bonds and remaining unclaimed for five years after the principal of all of the Bonds has become due and payable (whether at maturity or upon call for redemption or by acceleration as provided in this Indenture), if such moneys were so held at such date, or five years after the date of deposit of such moneys if deposited after said date when all of the Bonds became due and payable, shall be repaid to the Company, upon its written request, free from the trusts created by this Indenture and all liability of the Trustee with respect to such moneys shall thereupon cease; provided, however, that before the repayment of such moneys to the Company as aforesaid, the Trustee may (at the cost and request of the Company) first mail to the Holders of Bonds which have not been paid, at the addresse last shown on the registration books maintained by the Trustee, a notice, in such form as may be deemed appropriate by the Trustee with respect to the Bonds so payable and not presented and with respect to the provisions relating to the repayment to the Company of the moneys held for the payment thereof.

                                  ARTICLE XII.

                                 MISCELLANEOUS

     Section 12.01. Liability of Authority Limited to Revenues. Notwithstanding anything to the contrary contained in this Indenture or in the Bonds, the Authority shall not be required to advance any moneys derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal or Purchase Price of or premium and interest on the Bonds or for any other purpose of this Indenture. Notwithstanding any provisions of this Indenture to the contrary, no recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against the Authority, it being expressly agreed and understood that the obligations of the Authority hereunder, and under the Bonds and elsewhere, are solely special obligations of the Authority and shall be enforceable only out of the Authority's interest in this Indenture and the Agreement (except for the Authority's rights to payment of certain costs, fees and expenses as set forth in this Indenture, the Agreement and elsewhere) and there shall be no other recourse against the Authority or any property now or hereafter owned by it.

     Section 12.02. Limitation of Liability of Directors, Etc., of Authority. No covenant, agreement, provision or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future director, commissioner, officer, employee, member or agent of the Authority in his or her individual capacity, and neither the members of the Authority, counsel to the Authority or any officer of the Authority shall be liable personally on this Indenture or any of the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or this Indenture. No director, commissioner, officer, employee, member or agent of the Authority shall incur any personal liability with respect to any other action taken by him or her pursuant to this Indenture or the Act. Notwithstanding anything herein to the contrary, no provision, covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Authority or the breach thereof, shall constitute or give rise to or impose upon the Authority a pecuniary liability or a charge upon its general credit. In making the agreements, provisions and covenants set forth in this Indenture, the Authority has not obligated itself except with respect to its rights and interest in the Agreement, as hereinabove provided.

     Section 12.03. Reserved.

     Section 12.04. Successor Is Deemed Included in All References to Predecessor. Whenever in this Indenture either the Authority or the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the Authority or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof whether so expressed or not.

     Section 12.05. Limitation of Rights to Parties, Bank, Company and Bondholders. Nothing in this Indenture or in the Bonds expressed or implied is intended or shall be construed to give to any person other than the Authority, the Trustee, the Bank, the Company and the Holders of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Authority, the Trustee, the Bank, the Company and the Holders of the Bonds.

     Section 12.06. Waiver of Notice. Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any such case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Section 12.07. Severability of Invalid Provisions. If any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed severable from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein. The Authority hereby declares that it would have entered into this Indenture and each and every other Section, paragraph, sentence, clause or phrase hereof and authorized the issuance of the Bonds pursuant thereto, irrespective of the fact that any one or more Sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

     Section 12.08. Notices. All notices to Bondholders shall be given by first class United States mail, telex, telegram, telecopier or other telecommunication device unless otherwise provided herein and confirmed in writing as soon as practicable. All such notices shall also be sent to the Holder and any person designated by any Holder to receive copies of such notices. Any notice to or demand upon the Trustee may be served or presented, and such demand may be made, at the Principal Office of the Trustee, or at such other address as may have been filed in writing by the Trustee with the Authority and the Company. Any notice to or demand upon the Trustee, the Authority, the Company, the Remarketing Agent, the Tender Agent or the Bank shall be deemed to have been sufficiently given or served for all purposes by being delivered or sent by telex or by being deposited, first-class postage prepaid, in a post office letter box, addressed, as the case may be,

    To the Trustee:           First Union National Bank
                              123 S. Broad Street
                              Philadelphia, PA 19109

                              Attention:  James Matthews, Assistant
                                          Vice President

     To the Authority:        Vermont Economic Development Authority
                              58 East State Street
                              Montpelier, Vermont 05602
                              Attention: Manager

(or such other address as may have been filed in writing by the Authority with the Trustee),

     To the Company:          Vermont Pure Holdings, Ltd.
                              66 Catamount Center
                              Randolph Center, Vermont 05061

                              Attention:  Bruce MacDonald, Chief
                                          Financial Officer

                              Vermont Pure Springs, Inc.
                              66 Catamount Center
                              Randolph Center, Vermont 05061

                              Attention:  Bruce MacDonald, Chief
                                          Financial Officer

(or such other address as may have been filed in writing by the Company with the Trustee), To the

     Remarketing Agent:       First Union Securities, Inc.
                              301 South College Street, DC8
                              Charlotte, North Carolina   28288-0600

                              Attention:  William Bingham, Vice President
                              Telecopier No:  (709) 383-5079

(or such other address as may have been filed in writing by the Remarketing Agent with the Trustee),

     To the Tender Agent:     First Union National Bank
                              Corporate Trust Operations
                              3C3 1525 West W.T. Harris Boulevard
                              Charlotte, North Carolina 28288

(or such other address as may have been filed in writing by the Tender Agent with the Trustee),

    To the Bank:              First Union National Bank
                              2240 Butler Pike
                              Plymouth Meeting, Pennsylvania 19462
                              Attention:  Carl Goeltz, Vice President

(or such other address as may have been filed in writing by the Bank with the Trustee).

     Section 12.09. Evidence of Rights of Bondholders. Any request, consent or other instrument required or permitted by this Indenture to be signed and executed by Bondholders may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Bondholders in person or by an agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Company if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

     The ownership of Bonds shall be proved by the bond registration books held by the Trustee.

     Any request, consent, or other instrument or writing of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Authority in accordance therewith or in reliance thereon.

     Section 12.10. Disqualified Bonds. In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Authority or the Company, or by any other obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority, the Company, or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination. Bonds so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority or the Company, or any other obligor on the Bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of Counsel shall be full protection to the Trustee.

     Section 12.11. Money Held for Particular Bonds. The money held by the Trustee for the payment of the interest, principal, Purchase Price or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of registered Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held uninvested in trust by it for the Holders of the Bonds entitled thereto, subject, however, to the provisions of Section 11.04 hereof.

     Section 12.12. Funds. Any fund required by this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee, either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account; but all such records with respect to all such funds shall at all times be maintained in accordance with current corporate trust industry standards, to the extent practicable, and with due regard for the requirements of Section 7.09 hereof and for the protection of the security of the Bonds and the rights of every holder thereof.

     Section 12.13. Payments Due on Days other than Business Days. If a payment day is not a Business Day at the place of payment, then payment may be made at that place on the next Business Day and no interest shall accrue for the intervening period.

     Section 12.14. Execution in Several Counterparts. This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Company or the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, VERMONT ECONOMIC DEVELOPMENT AUTHORITY has caused this Indenture to be signed in its name by its Executive Director, Director of Finance Programs or General Counsel and its seal to be hereunto affixed, and First Union National Bank, as Trustee, in token of its acceptance of the trusts created hereunder, has caused this Indenture to be signed in its corporate name by its duly authorized officer and its corporate seal to be hereunto affixed, all as of the day and year first above written.

 [SEAL]                                 VERMONT  ECONOMIC DEVELOPMENT
                                        AUTHORITY


                                        By___________________________________
                                                   Rosalea Bradley
                                                       Manager


[SEAL]                                  FIRST UNION NATIONAL BANK, as Trustee



                                        By__________________________________
                                                 Authorized Officer

Attest:_____________________

                                  EXHIBIT "A"

                     (FLOATING RATE FORM OF SERIES A BOND)

No. VR-                                                        ***$_________***

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Authority or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                            UNITED STATES OF AMERICA

                                STATE OF VERMONT

                     VERMONT ECONOMIC DEVELOPMENT AUTHORITY
                        VARIABLE RATE DEMAND/FIXED RATE

                                  REVENUE BOND

                      (VERMONT PURE SPRINGS, INC. PROJECT)
                                 1999 SERIES A

DATED DATE                          MATURITY DATE                      CUSIP
January 28, 2000                    JANUARY 1, 2020

          THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF VERMONT OR OF THE ISSUER EXCEPT TO THE EXTENT PERMITTED BY SUBCHAPTER 4 OF CHAPTER 12 OF TITLE 10 OF THE VERMONT STATUTES ANNOTATED. ALL AMOUNTS OWNED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE TRUST INDENTURE DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

          THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

          KNOW ALL MEN BY THESE PRESENTS that the VERMONT ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), for value received, promises to pay from the source and as hereinafter provided, to CEDE & CO. or registered assigns, on January 1, 2020, upon surrender hereof, the principal sum of ______________________ Dollars ($____________), unless this Bond (as hereinafter defined) duly shall have been called for earlier redemption and payment of the redemption price shall have been made or provided for, and in like manner to pay interest on said sum at the rate described below on the first day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day and on the Conversion Date (as defined in the Indenture, as hereinafter defined), commencing March 1, 2000 (each an "Interest Payment Date"), from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is after a Record Date (hereinafter defined) and on or before the succeeding Interest Payment Date, in which case from such succeeding Interest Payment Date, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from January 28, 2000 (the "Date of Issuance"), until payment of the principal hereof has been made or duly provided for; provided, however, that if the Authority shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Date of Issuance. The principal of this Bond is payable in lawful money of the United States of America at the designated office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") or at the duly designated office of any successor Trustee under the Trust Indenture dated as of December 1, 1999, between the Authority and the Trustee (which trust indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the Business Day next preceding such Interest Payment Date (the "Record Date") and shall be paid by check mailed by the Trustee on the applicable Interest Payment Date to such registered Owner at his address as it appears on the registration books of the Authority or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture. The Purchase Price (hereinafter defined) of this Bond shall be payable by First Union National Bank (together with any successor Tender Agent, the "Tender Agent") to the registered Owner hereof, upon presentation hereof, at the Delivery Office of the Tender Agent. As used herein, the term "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a legal holiday on which banking institutions in the State of New York, the State of Vermont, the City of New York, or the city in which the corporate trust office of the Trustee and the Tender Agent having responsibility for the administration of the Indenture or the principal office of the Bank are authorized or required by law to close or
(iii) a day on which the New York Stock  Exchange  is closed.

          This Bond and the Bonds of the Series of which it is a part is comprised of a duly authorized issue of bonds designated as "Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A" (the "Bonds") issued in the aggregate principal amount of $3,195,000 under and by virtue of Chapter 12 of Title 10 of the Vermont Statutes Annotated, as amended (the "Act"), and by virtue of a resolution duly adopted by the Authority on November 5, 1999 (the "Bond Resolution"), and equally and ratably secured under the Indenture, for the purpose of raising funds to finance a portion of the costs of a project (hereinafter called the "Project") for the benefit of Vermont Pure Holdings, Ltd., a Delaware corporation, and Vermont Pure Springs, Inc., a Delaware corporation (collectively, the "Company").

          Pursuant to a Loan Agreement dated as of December 1, 1999 (the "Agreement") by and between the Authority and the Company, the Authority is lending the proceeds of the Bonds to the Company and the Company has agreed to make loan repayments sufficient for the prompt payment when due of the principal and Purchase Price of, premium, if any, and interest on the Bonds to the Trustee for the account of the Authority.

          The Bonds are all issued under and are secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Company to the Authority under the Agreement (other than certain indemnification payments and the payment of certain expenses of the Authority) are assigned to the Trustee to secure the payment of the principal and Purchase Price of, and premium, if any, and interest on the Bonds and certain costs, fees and expenses of the Trustee. The Company has caused to be delivered to the Trustee an irrevocable direct pay letter of credit (together with any Substitute Letter of Credit, the "Letter of Credit") issued by First Union National Bank (in such capacity, the "Bank") and dated the Date of Issuance of the Bonds, which will expire, unless earlier terminated or extended, on January 28, 2005. Subject to certain conditions, the Letter of Credit may be replaced by a Substitute Letter of Credit of another commercial bank, savings and loan association or savings bank. Under the Letter of Credit, the Trustee will be entitled to draw up to an amount sufficient to pay (a) the principal of the Bonds or the portion of the Purchase Price corresponding to the principal of the Bonds and (b) accrued interest (at the maximum rate of 15% per annum based on 365/366 day year and the actual number of days elapsed) on the Bonds or the portion of the Purchase Price of the Bonds corresponding to accrued interest thereon.

          Reference is hereby made to the Indenture, the Agreement and the Letter of Credit for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond.

          This Bond shall bear interest as follows:

          (A) From the Date of Issuance of this Bond to the Conversion Date, this Bond shall bear interest at the "Floating Rate." The "Floating Rate" shall be a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent (hereinafter defined), to sell the Bonds on any Business Day at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon. The Floating Rate shall be determined weekly by First Union Securities, Inc., Charlotte, North Carolina (the "Remarketing Agent") by 9:30 a.m. on each Wednesday (or if such Wednesday is not a Business Day, on the next succeeding Business Day) and shall be effective on such Wednesday for the immediately following Weekly Period (as hereinafter defined), all as more fully set forth in the Indenture. The determination of the Floating Rate shall be conclusive and binding upon the Authority, the Trustee, the Bank, the Company, the Remarketing Agent, the Tender Agent and the Owners of this Bond.

          Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed 15% per annum.

          (B) The Bonds shall bear interest at the "Fixed Rate" from and after the Conversion Date. In such event, the Fixed Rate shall be applicable until the maturity of the Bonds. The "Fixed Rate" shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments on or prior to the 5th Business Day preceding the Conversion Date, at a price of par without discount or premium.

          Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365/366-day year, actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.

          As used herein, the term "Conversion Date" means the Optional Conversion Date; the term "Letter of Credit Termination Date" means the later of
(i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit (as defined in the Indenture); the term "Optional Conversion Date" means each January 1 or July 1 (or the next succeeding Business Day to such January 1 or July 1) while any Bond is outstanding, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option; the term "Conversion Option" means the option granted to the Company in the Indenture pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date; the term "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to the Indenture or with respect to which the Demand Purchase Option has been exercised, plus accrued and unpaid interest thereon to the date of purchase. Any capitalized terms used in this Bond and not defined herein shall have the meanings ascribed to such terms in the Indenture.

          The interest rate on the Bonds may be converted from the Floating Rate to the Fixed Rate upon satisfaction of certain conditions and notice given by the Trustee at the direction of the Company to the Owners of the Bonds at least twenty days but not more than thirty days prior to the Conversion Date in accordance with the requirements of the Indenture, and the Bonds shall be subject to mandatory tender by the Owners thereof on the Conversion Date. On and after the Conversion Date, the Demand Purchase Option will not be available to the Owners of the Bonds. On or prior to the Conversion Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued interest on the Bonds will be payable on the Conversion Date to the Owners of Bonds as of the Conversion Date. Any Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS
SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

         Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Optional Conversion Date, the Remarketing Agent has not presented to the Company firm commitments for the purchase of all of the Bonds, the Company, at its option, may rescind an optional conversion of the Bonds. Any such election to rescind must be made by the close of the fourth Business Day prior to the proposed Conversion Date and the Company shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind the optional conversion by such time. The Company shall cause the Trustee to immediately notify the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the then current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate until any subsequent Conversion Date effected in accordance with the Indenture. As used herein, "Weekly Period" means, while this Bond bears interest at the Floating Rate, the weekly period that begins on and includes Wednesday of each calendar week and ends at the close of business on Tuesday of the next succeeding week.

          At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver, at the expense of the Company, a replacement Bond evidencing interest payable at the Fixed Rate.

          Prior to the Conversion Date, this Bond shall be purchased, at the option of the Owner hereof ("Demand Purchase Option") at the Purchase Price, upon:

          (a) delivery by such Owner to the Trustee at its Principal Office and the Tender Agent at its principal office and Delivery Office (hereinafter defined) respectively; and to the Remarketing Agent at its principal office of a notice (a "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states (i) the aggregate principal amount and the bond numbers of Bonds to be purchased; and (ii) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

          (b) delivery to the Tender Agent at its Delivery Office (hereinafter defined) at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

          Any Bond as to which a Demand Purchase Notice has been delivered pursuant to (a) above, must be delivered to the Tender Agent as provided in (b) above, and any such Bonds not so delivered ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR

SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

          Notwithstanding the foregoing provisions, in the event any Bond as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in (b) above, although such Bond shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of the Indenture.

          The Agreement provides that the Company, upon satisfaction of certain conditions precedent, may, at any time, at its option, provide for the delivery to the Trustee of Substitute Letters of Credit. The Bonds shall be subject to mandatory tender by the Owners thereof on the date of delivery of the Substitute Letters of Credit (the "Substitution Date"). On or prior to the Substitution Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued interest on the Bonds will be payable on the Substitution Date to the Owners of Bonds as of the Substitution Date. Any Bonds not delivered to the Tender Agent on or prior to the Substitution Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

          Any delivery of a notice required to be made to the Trustee at its Principal Office pursuant to (a) above shall be delivered to the Trustee at 213 Market Street, Harrisburg, Pennsylvania 17101, Attention: Corporate Trust Services, or to the office designated for such purpose by any successor Trustee; any delivery of a notice required to be made to the Remarketing Agent at its principal office pursuant to (a) above shall be delivered to the Remarketing Agent at 301 South College Street, DC8, Charlotte, North Carolina 28288-0600,
Attention: William Bingham, Vice President, Telecopier No.: (709) 383-5079, or to the office designated for such purpose by any successor Remarketing Agent; and any delivery of a notice required to be made to the Tender Agent at its Principal Office shall be delivered to the Tender Agent at 3C3 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288, Attention: Corporate Trust Services, and any delivery of Bonds required to be made to the Tender Agent pursuant to (b) abov shall be delivered to the Tender Agent at 3C3 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288, Attention: Corporate Trust Services or to the office designated for such purpose by any successor Tender Agent (the "Delivery Office").

         This Bond is transferable by the registered Owner hereof in person or by its attorney duly authorized in writing, at the designated office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Authority, the Tender Agent and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.

          Prior to the Conversion Date, (i) the Bonds are issuable as fully registered bonds without coupons in the denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) the Bonds may not be issued, exchanged or transferred except in authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, the Bonds shall be issuable as fully registered bonds without coupons in the denominations of $5,000 or any integral multiple thereof.

                            Extraordinary Redemption

          The Bonds are callable for extraordinary redemption in the event (1) the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.04 of the Agreement, or
(2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                              Mandatory Redemption

          The Bonds are subject to mandatory redemption, five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth
(30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

          The Bonds are also subject to mandatory redemption, in whole, at any time, within one hundred eighty (180) days after the occurrence of a "Determination of Taxability" (as hereinafter defined), at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

          "Event of Taxability" with respect to any Bond means a change of law or regulations, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstance (including without limitation the fact that any representations or warranties of the Company or the Authority made in connection with the issuance of any Bond is or was untrue or that a covenant of the Company has been breached) that has the effect of causing interest payable on any Bond to be includible in gross income for federal income tax purposes under Section 103 of the Internal Revenue Code of 1986, as amended, and the applicable regulations thereunder (the "Code") other than by reason that such interest (i) is includible in the gross income of an Owner or former Owner of any Bond while such Owner or former Owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project (as such terms are used in Section 147(a)(1) of the Code) or (ii) is deemed an item of tax preference including, without limitation, an item subject to any alternative minimum tax.

          "Determination of Taxability" with respect to any Bond shall be deemed to have been made upon the first to occur of the following events:

               (i) the date on which the Company determines that an Event of Taxability has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents which disclose that such an Event of Taxability has occurred;

               (ii) the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

               (iii) the date on which the Trustee or the Company is advised in writing that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

               (iv) the date the Trustee shall have received written notice from any Owner of the Bonds that such Owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

               (v) the date the Trustee is notified in writing that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred;

provided,  however, that (x) no Determination of Taxability described in clauses
(i) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion addressed to the Trustee of Palmer & Dodge LLP or other nationally recognized bond counsel satisfactory to the Trustee, in form and substance satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (y) no Determination of Taxability described above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii),
(iii), (iv) or (v) above without such Determination of Taxability having been rescinded or cancelled.

                        Mandatory Sinking Fund Redemption

          The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of January in each of the years set forth below commencing on the Interest Payment Date occurring in January of 2001 (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                      Mandatory Sinking
                         Year         Account Payments

                         2001             $215,000
                         2002              215,000
                         2003              215,000
                         2004              215,000
                         2005              215,000
                         2006              215,000
                         2007              215,000
                         2008              215,000
                         2009              215,000
                         2010              215,000
                         2011               55,000
                         2012              110,000
                         2013              110,000
                         2014              110,000
                         2015              110,000
                         2016              110,000
                         2017              110,000
                         2018              110,000
                         2019              110,000
                         2020*             110,000

--------------------
*Final  maturity

                               Optional Redemption

          On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, at any time, subject to the notice provisions described below, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

          No such optional redemption shall occur unless there shall be available in the Bond Fund established under the Indenture sufficient Available Moneys (as defined in the Indenture) to pay all amounts due with respect to such a redemption.

          If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

          In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee. Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

          The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State of Vermont, particularly the Act, and by appropriate action duly taken by the Authority which authorizes the execution and delivery of the Agreement and the Indenture. The Bonds have been issued under the provisions of the Act.

          Notwithstanding anything to the contrary contained herein or in the Indenture, the Agreement, or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of counsel to the Authority or any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directl or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his or her individual capacity, is hereby expressly waived and released.

          The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the holders of all Bonds at the time outstanding. Any such consent or any waiver by the Bank and the holders of all Bonds at the time outstanding shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

          No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

          This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

                                            VERMONT ECONOMIC DEVELOPMENT
                                            AUTHORITY


                                            By:________________________________
                                                        Manager


                                            VERMONT ECONOMIC DEVELOPMENT
                                            AUTHORITY

                                            By:________________________________
                                                        Vice Chairman

 (SEAL)

                     (Form of Certificate of Authentication)

                          CERTIFICATE OF AUTHENTICATION

          This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

                                           FIRST UNION NATIONAL BANK, as Trustee
                                           and Tender Agent


                                           By:________________________________
                                              Authorized Signature


Date of  Authentication:  ___________

                              (Form for Transfer)

          FOR VALUE RECEIVED, ____________, the undersigned, hereby sells, assigns and transfers unto ___________________ (Tax Identification or Social Security No.________________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints __________________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated _________
NOTICE:  Signature(s)  must be  guaranteed
by an  approved  eligible  guarantor
institution,  an  institution  which is a
participant  in a Securities  Transfer
Association recognized signature guarantee
program.
------------------------------

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.
                                      A-12

                                  EXHIBIT "B"

                       (FIXED RATE FORM OF SERIES A BOND)

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Authority or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                            UNITED STATES OF AMERICA

                                STATE OF VERMONT

                     VERMONT ECONOMIC DEVELOPMENT AUTHORITY

                        VARIABLE RATE DEMAND/FIXED RATE
                                  REVENUE BOND

                      (VERMONT PURE SPRINGS, INC. PROJECT)
                                 1999 SERIES A

No. FR-                                                      CUSIP ___________

          THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF VERMONT OR OF THE ISSUER EXCEPT TO THE EXTENT PERMITTED BY SUBCHAPTER 4 OF CHAPTER 12 OF TITLE 10 OF THE VERMONT STATUTES ANNOTATED. ALL AMOUNTS OWNED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE TRUST INDENTURE DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

KNOW ALL MEN BY THESE PRESENTS that the VERMONT ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), for value received, promises to pay from the source and as hereinafter provided, to CEDE & CO. or registered assigns, on January 1, 2020, upon surrender hereof, the principal sum of __________________________ Dollars, and in like manner to pay interest (calculated on the basis of a 360-day year of twelve 30-day months) on said sum at the rate of __% per annum on January 1 or July 1 of each year, commencing ___________, ______ (each an "Interest Payment Date") from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is after a Record Date (hereinafter defined) and on or before the succeeding Interest Payment Date, in which case from such succeeding Interest Payment Date or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from the Conversio Date (as defined in the Indenture, as hereinafter defined), until payment of the principal hereof has been made or duly provided for; provided, however, that if the Authority shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding interest payment date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Conversion Date. The principal of this Bond is payable in lawful money of the United States of America at the designated office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") or at the duly designated office of any successor Trustee under the Trust Indenture dated as of December 1, 1999 between the Authority and the Trustee (which trust indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the fifteenth day next preceding any Interest Payment Date (the "Record Date") and shall be paid by check mailed by the Trustee on the applicable Interest Payment Date to such registered Owner at his address as it appears on the registration books of the Authority or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture. As used herein the term "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a legal holiday on which banking institutions in the State of New York, the State of Vermont, the City of New York, or the city in which the corporate trust office of the Trustee and the Tender Agent having responsibility for the administration of the Indenture or the principal office of the Bank are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed.

          This Bond and the Bonds of the Series of which it is a part is comprised of a duly authorized issue of bonds (the "Bonds") of the Authority designated as "Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A" (the "Bonds") originally issued in the aggregate principal amount of $3,195,000 under and by virtue of Chapter 12 of Title 10 of the Vermont Statutes Annotated, as amended (the "Act"), and by virtue of a resolution duly adopted by the Authority on November 5, 1999 (the "Bond Resolution"), and equally and ratably secured under the Indenture, for the purpose of raising funds to finance a portion of the costs of a project for the benefit of Vermont Pure Holdings, Ltd., a Delaware corporation, and Vermont Pure Springs, Inc., a Delaware corporation (collectively, the "Company").

          Pursuant to a Loan Agreement dated as of December 1, 1999 (the "Agreement") by and between the Authority and the Company, the Authority is lending the proceeds of the Bonds to the Company and the Company has agreed to make loan repayments sufficient for the prompt payment when due of the principal and Purchase Price of, premium, if any, and interest on the Bonds to the Trustee for the account of the Authority.

          The Bonds are all issued under, secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Company to the Authority under the Agreement (other than certain indemnification payments and the payment of certain expenses of the Authority) are assigned to the Trustee to secure the payment of the principal of and premium, if any, and interest on the Bonds.

          Reference is hereby made to the Indenture and the Agreement for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the Owners of the Bonds, and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond. Any capitalized terms used in this Bond and not defined herein shall have the meanings ascribed to such terms in the Indenture.

          This Bond is transferable by the registered Owner hereof in person or by his attorney duly authorized in writing, at the designated office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Authority and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority nor the Trustee shall be bound by any notice or knowledge to the contrary.

          The Bonds shall be issuable as fully registered Bonds without coupons in the denomination of $5,000 or any integral multiple thereof.

                            Extraordinary Redemption

          The Bonds are callable for extraordinary redemption in the event (1) the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.04 of the Agreement, or
(2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                              Mandatory Redemption

          The Bonds are subject to mandatory redemption five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth
(30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

          The Bonds are also subject to mandatory redemption, in whole, at any time, within one hundred eighty (180) days after the occurrence of a "Determination of Taxability" (as hereinafter defined), at a redemption price equal to one hundred percent (100%) of the aggregate principal amount of Bonds Outstanding plus accrued interest to the redemption date.

          "Event of Taxability" with respect to any Bond means a change of law or regulations, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstance (including without limitation the fact that any representations or warranties of the Company or the Authority made in connection with the issuance of any Bond is or was untrue or that a covenant of the Company has been breached) that has the effect of causing interest payable on any Bond to be includible in gross income for federal income tax purposes under Section 103 of the Internal Revenue Code of 1986, as amended, and the applicable regulations thereunder (the "Code") other than by reason that such interest (i) is includible in the gross income of an Owner or former Owner of any Bond while such Owner or former Owner is or was a "substantial user" or a "related person" to a "substantial user" of the Project (as such terms are used in Section 147(a)(1) of the Code) or (ii) is deemed an item of tax preference including, without limitation, an item subject to any alternative minimum tax.

          "Determination of Taxability" with respect to any Bond shall be deemed to have been made upon the first to occur of the following events:

               (i) the date on which the Company determines that an Event of Taxability has occurred by filing with the Trustee a statement to that effect supported by one or more tax schedules, returns or documents which disclose that such an Event of Taxability has occurred;

               (ii) the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

               (iii) the date on which the Trustee or the Company is advised in writing that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

               (iv) the date the Trustee shall have received written notice from any owner of the Bonds that such owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

               (v) the date the Trustee is notified in writing that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred;

provided,  however, that (x) no Determination of Taxability described in clauses
(i) or (v) above shall be deemed to have occurred unless the Trustee shall have received a written opinion addressed to the Trustee of Palmer & Dodge LLP or other nationally recognized bond counsel satisfactory to the Trustee, in form and substance satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (y) no Determination of Taxability described above shall be deemed to have occurred until 180 days shall have elapsed from the dates described in clauses (i), (ii),
(iii), (iv) or (v) above without such Determination of Taxability having been rescinded or cancelled.

                        Mandatory Sinking Fund Redemption

          The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of January in each of the years set forth below commencing on the Interest Payment Date occurring in January of _____ (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                             Mandatory Sinking
                   Year                       Account Payments










--------------------
*Final maturity

                              Optional Redemption

          If the length of time from the Conversion Date to the final maturity date of the Bonds is seven (7) years or more, the Bonds are subject to redemption by the Authority, at the option of the Company, on or after the fifth anniversary of the Conversion Date, in whole at any time or in part on any Interest Payment Date, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

          No such option redemption shall occur unless there shall be available in the Bond Fund established under the Indenture sufficient Available Moneys (as defined in the Indenture) to pay all amounts due with respect to such redemption.

          If less than all of the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

          In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee.

         The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State of Vermont, particularly the Act, and by appropriate action duly taken by the Authority which authorizes the execution and delivery of the Agreement and the Indenture. The Bonds have been issued under the provisions of the Act.

          Notwithstanding anything to the contrary contained herein or in the Indenture, the Agreement, or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of counsel to the Authority or of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person's individual capacity, and no such person, in his or her individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or obligations, nor shall any recourse be had for the payment of the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his or her individual capacity, is hereby expressly waived and released.

          The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the holders of all Bonds at the time outstanding. Any such consent or any waiver by the Bank and the holders of all Bonds shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

          No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

          This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or a duly appointed authenticating agent pursuant to the Indenture.


                                            VERMONT ECONOMIC DEVELOPMENT
                                            AUTHORITY


                                            By:________________________________
                                                        Manager


                                            VERMONT ECONOMIC DEVELOPMENT
                                            AUTHORITY


                                            By:________________________________
                                                        Vice Chairman

 (SEAL)

                    (Form of Certificate of Authentication)

                          CERTIFICATE OF AUTHENTICATION

          This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

                                           FIRST UNION NATIONAL BANK, as Trustee
                                           and Tender Agent



                                           By:________________________________
                                              Authorized Signature


Date of  Authentication:  ___________

                              (Form for Transfer)

          FOR VALUE RECEIVED, ____________, the undersigned, hereby sells, assigns and transfers unto ___________________ (Tax Identification or Social Security No.________________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints __________________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated _________

NOTICE:  Signature(s)  must be  guaranteed
by an  approved  eligible  guarantor
institution,  an  institution  which is a
participant  in a Securities  Transfer
Association recognized signature guarantee
program.
------------------------------

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Dated _________

                                  EXHIBIT "C"

                    (FLOATING RATE FORM OF SERIES A-T BOND)

No. VR-                                                       ***$_________***

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Authority or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                            UNITED STATES OF AMERICA

                                STATE OF VERMONT

                     VERMONT ECONOMIC DEVELOPMENT AUTHORITY
                        VARIABLE RATE DEMAND/FIXED RATE

                                  REVENUE BOND

                      (VERMONT PURE SPRINGS, INC. PROJECT)
                           1999 SERIES A-T (TAXABLE)

DATED DATE                          MATURITY DATE                      CUSIP
January 28, 2000                   JANUARY 1, 2011

          THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF VERMONT OR OF THE ISSUER EXCEPT TO THE EXTENT PERMITTED BY SUBCHAPTER 4 OF CHAPTER 12 OF TITLE 10 OF THE VERMONT STATUTES ANNOTATED. ALL AMOUNTS OWNED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE TRUST INDENTURE DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

          THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

          KNOW ALL MEN BY THESE PRESENTS that the VERMONT ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), for value received, promises to pay from the source and as hereinafter provided, to CEDE & CO. or registered assigns, on January 1, 2011, upon surrender hereof, the principal sum of ______________________ Dollars ($____________), unless this Bond (as hereinafter defined) duly shall have been called for earlier redemption and payment of the redemption price shall have been made or provided for, and in like manner to pay interest on said sum at the rate described below on the first day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day and on the Conversion Date (as defined in the Indenture, as hereinafter defined), commencing March 1, 2000 (each an "Interest Payment Date"), from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is after a Record Date (hereinafter defined) and on or before the succeeding Interest Payment Date, in which case from such succeeding Interest Payment Date, or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from January 28, 2000 (the "Date of Issuance"), until payment of the principal hereof has been made or duly provided for; provided, however, that if the Authority shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Date of Issuance. The principal of this Bond is payable in lawful money of the United States of America at the designated office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") or at the duly designated office of any successor Trustee under the Trust Indenture dated as of December 1, 1999, between the Authority and the Trustee (which trust indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the Business Day next preceding such Interest Payment Date (the "Record Date") and shall be paid by check mailed by the Trustee on the applicable Interest Payment Date to such registered Owner at his address as it appears on the registration books of the Authority or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture. The Purchase Price (hereinafter defined) of this Bond shall be payable by First Union National Bank (together with any successor Tender Agent, the "Tender Agent") to the registered Owner hereof, upon presentation hereof, at the Delivery Office of the Tender Agent. As used herein, the term "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a legal holiday on which banking institutions in the State of New York, the State of Vermont, the City of New York, or the city in which the corporate trust office of the Trustee and the Tender Agent having responsibility for the administration of the Indenture or the principal office of the Bank are authorized or required by law to close or
(iii) a day on which the New York Stock  Exchange  is closed.

          This Bond and the Bonds of the Series of which it is a part is comprised of a duly authorized issue of bonds designated as "Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A-T (Taxable)" (the "Bonds") issued in the aggregate principal amount of $1,105,000 under and by virtue of Chapter 12 of Title 10 of the Vermont Statutes Annotated, as amended (the "Act"), and by virtue of a resolution duly adopted by the Authority on November 5, 1999 (the "Bond Resolution"), and equally and ratably secured under the Indenture, for the purpose of raising funds to finance a portion of the costs of a project (hereinafter called the "Project") for the benefit of Vermont Pure Holdings, Ltd., a Delaware corporation, and Vermont Pure Springs, Inc., a Delaware corporation (collectively, the "Company").

          Pursuant to a Loan Agreement dated as of December 1, 1999 (the "Agreement") by and between the Authority and the Company, the Authority is lending the proceeds of the Bonds to the Company and the Company has agreed to make loan repayments sufficient for the prompt payment when due of the principal and Purchase Price of, premium, if any, and interest on the Bonds to the Trustee for the account of the Authority.

          The Bonds are all issued under and are secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Company to the Authority under the Agreement (other than certain indemnification payments and the payment of certain expenses of the Authority) are assigned to the Trustee to secure the payment of the principal and Purchase Price of, and premium, if any, and interest on the Bonds and certain costs, fees and expenses of the Trustee. The Company has caused to be delivered to the Trustee an irrevocable direct pay letter of credit (together with any Substitute Letter of Credit, the "Letter of Credit") issued by First Union National Bank (in such capacity, the "Bank") and dated the Date of Issuance of the Bonds, which will expire, unless earlier terminated or extended, on January 28, 2005. Subject to certain conditions, the Letter of Credit may be replaced by a Substitute Letter of Credit of another commercial bank, savings and loan association or savings bank. Under the Letter of Credit, the Trustee will be entitled to draw up to an amount sufficient to pay (a) the principal of the Bonds or the portion of the Purchase Price corresponding to the principal of the Bonds and (b) accrued interest (at the maximum rate of 15% per annum based on 365/366 day year and the actual number of days elapsed) on the Bonds or the portion of the Purchase Price of the Bonds corresponding to accrued interest thereon.

          Reference is hereby made to the Indenture, the Agreement and the Letter of Credit for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the Owners of the Bonds and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond.

          This Bond shall bear interest as follows:

          (A) From the Date of Issuance of this Bond to the Conversion Date, this Bond shall bear interest at the "Floating Rate." The "Floating Rate" shall be a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent (hereinafter defined), to sell the Bonds on any Business Day at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon. The Floating Rate shall be determined weekly by First Union Securities, Inc., Charlotte, North Carolina (the "Remarketing Agent") by 9:30 a.m. on each Wednesday (or if such Wednesday is not a Business Day, on the next succeeding Business Day) and shall be effective on such Wednesday for the immediately following Weekly Period (as hereinafter defined), all as more fully set forth in the Indenture. The determination of the Floating Rate shall be conclusive and binding upon the Authority, the Trustee, the Bank, the Company, the Remarketing Agent, the Tender Agent and the Owners of this Bond.

          Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed 17% per annum.

         (B) The Bonds shall bear interest at the "Fixed Rate" from and after the Conversion Date. In such event, the Fixed Rate shall be applicable until the maturity of the Bonds. The "Fixed Rate" shall be a fixed annual interest rate on the Bonds established by the Remarketing Agent as the rate of interest for which the Remarketing Agent has received commitments on or prior to the 5th Business Day preceding the Conversion Date, at a price of par without discount or premium.

          Prior to the Conversion Date, interest on the Bonds shall be computed on the basis of a 365/366-day year, actual number of days elapsed. On and after the Conversion Date, interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.

          As used herein, the term "Conversion Date" means the Optional Conversion Date; the term "Letter of Credit Termination Date" means the later of
(i) that date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit (as defined in the Indenture); the term "Optional Conversion Date" means each January 1 or July 1 (or the next succeeding Business Date to such January 1 or July 1) while any Bond is outstanding, from and after which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as a result of the exercise by the Company of the Conversion Option; the term "Conversion Option" means the option granted to the Company in the Indenture pursuant to which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate as of the Optional Conversion Date; the term "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to the Indenture or with respect to which the Demand Purchase Option has been exercised, plus accrued and unpaid interest thereon to the date of purchase. Any capitalized terms used in this Bond and not defined herein shall have the meanings ascribed to such terms in the Indenture.

          The interest rate on the Bonds may be converted from the Floating Rate to the Fixed Rate upon satisfaction of certain conditions and notice given by the Trustee at the direction of the Company to the Owners of the Bonds at least twenty days but not more than thirty days prior to the Conversion Date in accordance with the requirements of the Indenture, and the Bonds shall be subject to mandatory tender by the Owners thereof on the Conversion Date. On and after the Conversion Date, the Demand Purchase Option will not be available to the Owners of the Bonds. On or prior to the Conversion Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued interest on the Bonds will be payable on the Conversion Date to the Owners of Bonds as of the Conversion Date. Any Bonds not delivered to the Tender Agent on or prior to the Conversion Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such prior Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS
SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

          Notwithstanding the foregoing provisions, to the extent that at the close of the fifth Business Day prior to the proposed Optional Conversion Date, the Remarketing Agent has not presented to the Company firm commitments for the purchase of all of the Bonds, the Company, at its option, may rescind an optional conversion of the Bonds. Any such election to rescind must be made by the close of the fourth Business Day prior to the proposed Conversion Date and the Company shall give written notice to the Trustee, the Tender Agent and the Bank of its decision to rescind the optional conversion by such time. The Company shall cause the Trustee to immediately notify the Owners of such rescission and thereafter the Bonds shall bear interest at the Floating Rate in effect for the then current Weekly Period and thereafter the Bonds shall bear interest at the Floating Rate until any subsequent Conversion Date effected in accordance with the Indenture. As used herein, "Weekly Period" means, while this Bond bears interest at the Floating Rate, the weekly period that begins on and includes Wednesday of each calendar week and ends at the close of business on Tuesday of the next succeeding week.

          At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver, at the expense of the Company, a replacement Bond evidencing interest payable at the Fixed Rate. Prior to the Conversion Date, this Bond shall be purchased, at the option of the Owner hereof ("Demand Purchase Option") at the Purchase Price, upon:

          (a) delivery by such Owner to the Trustee at its Principal Office and the Tender Agent at its principal office and Delivery Office (hereinafter defined) respectively; and to the Remarketing Agent at its principal office of a notice (a "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states (i) the aggregate principal amount and the bond numbers of Bonds to be purchased; and (ii) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

          (b) delivery to the Tender Agent at its Delivery Office (hereinafter defined) at or prior to 10:00 a.m., New York City time, on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

          Any Bond as to which a Demand Purchase Notice has been delivered pursuant to (a) above, must be delivered to the Tender Agent as provided in (b) above, and any such Bonds not so delivered ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such tendering Owner. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR

SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

          Notwithstanding the foregoing provisions, in the event any Bond as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in (b) above, although such Bond shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of the Indenture.

          The Agreement provides that the Company, upon satisfaction of certain conditions precedent, may, at any time, at its option, provide for the delivery to the Trustee of Substitute Letters of Credit. The Bonds shall be subject to mandatory tender by the Owners thereof on the date of delivery of the Substitute Letters of Credit (the "Substitution Date"). On or prior to the Substitution Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price. Accrued interest on the Bonds will be payable on the Substitution Date to the Owners of Bonds as of the Substitution Date. Any Bonds not delivered to the Tender Agent on or prior to the Substitution Date ("Undelivered Bonds"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price of the Undelivered Bonds, shall be deemed to have been purchased at the Purchase Price and are deemed to be no longer outstanding with respect to such Owners. IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THE INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

          Any delivery of a notice required to be made to the Trustee at its Principal Office pursuant to (a) above shall be delivered to the Trustee at 213 Market Street, Harrisburg, Pennsylvania 17101, Attention: Corporate Trust Services, or to the office designated for such purpose by any successor Trustee; any delivery of a notice required to be made to the Remarketing Agent at its principal office pursuant to (a) above shall be delivered to the Remarketing Agent at 301 South College Street, DC8, Charlotte, North Carolina 28288-0600,
Attention: William Bingham, Vice President, Telecopier No.: (709) 383-5079, or to the office designated for such purpose by any successor Remarketing Agent; and any delivery of a notice required to be made to the Tender Agent at its Principal Office shall be delivered to the Tender Agent at 3C3 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288, Attention: Corporate Trust Services, and any delivery of Bonds required to be made to the Tender Agent pursuant to (b) abov shall be delivered to the Tender Agent at 3C3 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28288, Attention: Corporate Trust Services or to the office designated for such purpose by any successor Tender Agent (the "Delivery Office").

         This Bond is transferable by the registered Owner hereof in person or by its attorney duly authorized in writing, at the designated office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Authority, the Tender Agent and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.

          Prior to the Conversion Date, (i) the Bonds are issuable as fully registered bonds without coupons in the denominations of $100,000 or any integral multiple of $5,000 in excess thereof; and (ii) the Bonds may not be issued, exchanged or transferred except in authorized denominations of $100,000 or any integral multiple of $5,000 in excess thereof. From and after the Conversion Date, the Bonds shall be issuable as fully registered bonds without coupons in the denominations of $5,000 or any integral multiple thereof.

                            Extraordinary Redemption

          The Bonds are callable for extraordinary redemption in the event (1) the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.04 of the Agreement, or
(2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                              Mandatory Redemption

          The Bonds are subject to mandatory redemption, five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth
(30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

                        Mandatory Sinking Fund Redemption

          The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of January in each of the years set forth below commencing on the Interest Payment Date occurring in January of 2001 (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                   Mandatory Sinking
         Year                       Account Payments

         2001                           $105,000
         2002                            105,000
         2003                            105,000
         2004                            105,000
         2005                            105,000
         2006                            105,000
         2007                            105,000
         2008                            105,000
         2009                            105,000
         2010                            105,000
         2011*                            55,000

--------------------

                              Optional Redemption

          On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, at any time, subject to the notice provisions described below, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

          No such optional redemption shall occur unless there shall be available in the Bond Fund established under the Indenture sufficient Available Moneys (as defined in the Indenture) to pay all amounts due with respect to such a redemption.

          If less than all the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

          In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee. Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

         The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State of Vermont, particularly the Act, and by appropriate action duly taken by the Authority which authorizes the execution and delivery of the Agreement and the Indenture. The Bonds have been issued under the provisions of the Act.

          Notwithstanding anything to the contrary contained herein or in the Indenture, the Agreement, or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of counsel to the Authority or any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directl or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his or her individual capacity, is hereby expressly waived and released.

          The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the holders of all Bonds at the time outstanding. Any such consent or any waiver by the Bank and the holders of all Bonds at the time outstanding shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

          No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

          This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.


                                            VERMONT ECONOMIC DEVELOPMENT
                                            AUTHORITY


                                            By:________________________________
                                                        Manager


                                            VERMONT ECONOMIC DEVELOPMENT
                                            AUTHORITY



                                            By:________________________________

 (SEAL)

                    (Form of Certificate of Authentication)

                          CERTIFICATE OF AUTHENTICATION

          This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

                                           FIRST UNION NATIONAL BANK, as Trustee
                                           and Tender Agent



                                           By:________________________________
                                              Authorized Signature


Date of  Authentication:  ___________

                              (Form for Transfer)

          FOR VALUE RECEIVED, ____________, the undersigned, hereby sells, assigns and transfers unto ___________________ (Tax Identification or Social Security No.________________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints __________________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated _________

NOTICE:  Signature(s)  must be  guaranteed
by an  approved  eligible  guarantor
institution,  an  institution  which is a
participant  in a Securities  Transfer
Association recognized signature guarantee
program.
------------------------------

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

                                  EXHIBIT "D"

                      (FIXED RATE FORM OF SERIES A-T BOND)

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Authority or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                            UNITED STATES OF AMERICA

                                STATE OF VERMONT

                     VERMONT ECONOMIC DEVELOPMENT AUTHORITY

                         VARIABLE RATE DEMAND/FIXED RATE
                                  REVENUE BOND

                      (VERMONT PURE SPRINGS, INC. PROJECT)
                                 1999 SERIES A-T


 No. FR-                                                     CUSIP ___________

          THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF VERMONT OR OF THE ISSUER EXCEPT TO THE EXTENT PERMITTED BY SUBCHAPTER 4 OF CHAPTER 12 OF TITLE 10 OF THE VERMONT STATUTES ANNOTATED. ALL AMOUNTS OWNED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE TRUST INDENTURE DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

KNOW ALL MEN BY THESE PRESENTS that the VERMONT ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), for value received, promises to pay from the source and as hereinafter provided, to CEDE & CO. or registered assigns, on January 1, 2011, upon surrender hereof, the principal sum of __________________________ Dollars, and in like manner to pay interest (calculated on the basis of a 360-day year of twelve 30-day months) on said sum at the rate of __% per annum on January 1 or July 1 of each year, commencing ___________, ______ (each an "Interest Payment Date") from the Interest Payment Date next preceding the date of authentication hereof to which interest has been paid or duly provided for, unless the date of authentication hereof is after a Record Date (hereinafter defined) and on or before the succeeding Interest Payment Date, in which case from such succeeding Interest Payment Date or unless no interest has been paid or duly provided for on the Bonds (as hereinafter defined), in which case from the Conversio Date (as defined in the Indenture, as hereinafter defined), until payment of the principal hereof has been made or duly provided for; provided, however, that if the Authority shall default in the payment of interest due on such Interest Payment Date, then this Bond shall bear interest from the next preceding interest payment date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Bonds, from the Conversion Date. The principal of this Bond is payable in lawful money of the United States of America at the designated office of First Union National Bank, as trustee (together with its successors in trust, the "Trustee") or at the duly designated office of any successor Trustee under the Trust Indenture dated as of December 1, 1999 between the Authority and the Trustee (which trust indenture, as from time to time amended and supplemented, is hereinafter referred to as the "Indenture"). Payment of interest on this Bond shall be made on each Interest Payment Date to the registered Owner hereof as of the fifteenth day next preceding any Interest Payment Date (the "Record Date") and shall be paid by check mailed by the Trustee on the applicable Interest Payment Date to such registered Owner at his address as it appears on the registration books of the Authority or at such other address as is furnished to the Trustee in writing by such registered Owner, or in such other manner as may be permitted by the Indenture. As used herein the term "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a legal holiday on which banking institutions in the State of New York, the State of Vermont, the City of New York, or the city in which the corporate trust office of the Trustee and the Tender Agent having responsibility for the administration of the Indenture or the principal office of the Bank are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed.

          This Bond and the Bonds of the Series of which it is a part is comprised of a duly authorized issue of bonds (the "Bonds") of the Authority designated as "Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A-T (Taxable)" (the "Bonds") originally issued in the aggregate principal amount of $1,105,000 under and by virtue of Chapter 12 of Title 10 of the Vermont Statutes Annotated, as amended (the "Act"), and by virtue of a resolution duly adopted by the Authority on November 5, 1999 (the "Bond Resolution"), and equally and ratably secured under the Indenture, for the purpose of raising funds to finance a portion of the costs of a project for the benefit of Vermont Pure Holdings, Ltd., a Delaware corporation, and Vermont Pure Springs, Inc., a Delaware corporation (collectively, the "Company").

          Pursuant to a Loan Agreement dated as of December 1, 1999 (the "Agreement") by and between the Authority and the Company, the Authority is lending the proceeds of the Bonds to the Company and the Company has agreed to make loan repayments sufficient for the prompt payment when due of the principal and Purchase Price of, premium, if any, and interest on the Bonds to the Trustee for the account of the Authority.

          The Bonds are all issued under, secured by and entitled to the protection of the Indenture, pursuant to which all payments due from the Company to the Authority under the Agreement (other than certain indemnification payments and the payment of certain expenses of the Authority) are assigned to the Trustee to secure the payment of the principal of and premium, if any, and interest on the Bonds.

          Reference is hereby made to the Indenture and the Agreement for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Authority, the Trustee and the Owners of the Bonds, and the terms upon which the Bonds are issued and secured; and the Owner of this Bond, by acceptance hereof, hereby consents to the terms and provisions of all of the foregoing as a material portion of the consideration for the issuance of this Bond. Any capitalized terms used in this Bond and not defined herein shall have the meanings ascribed to such terms in the Indenture.

          This Bond is transferable by the registered Owner hereof in person or by his attorney duly authorized in writing, at the designated office of the Trustee but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Authority and the Trustee may deem and treat the registered Owner hereof as the absolute Owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority nor the Trustee shall be bound by any notice or knowledge to the contrary.

          The Bonds shall be issuable as fully registered Bonds without coupons in the denomination of $5,000 or any integral multiple thereof.

                            Extraordinary Redemption

          The Bonds are callable for extraordinary redemption in the event (1) the Project Facilities or any portion thereof is damaged or destroyed or taken in a condemnation proceeding as provided in Section 6.04 of the Agreement, or
(2) the Company shall exercise its option to cause the Bonds to be redeemed as provided in Section 9.02 of the Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                              Mandatory Redemption

          The Bonds are subject to mandatory redemption five (5) Business Days prior to the Letter of Credit Termination Date, in whole, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date if, on the thirtieth
(30th) Business Day prior to the Letter of Credit Termination Date, the Trustee shall not have received a Substitute Letter of Credit which will be effective on or before the Letter of Credit Termination Date.

                        Mandatory Sinking Fund Redemption

          The Bonds are subject to mandatory redemption on the Interest Payment Date occurring in the month of January in each of the years set forth below commencing on the Interest Payment Date occurring in January of _____ (each, a "Mandatory Sinking Account Payment Date"), at a redemption price equal to 100% of the principal amount thereof plus accrued interest as follows:

                                   Mandatory Sinking
         Year                       Account Payments










--------------------
*Final maturity

                              Optional Redemption

          If the length of time from the Conversion Date to the final maturity date of the Bonds is seven (7) years or more, the Bonds are subject to redemption by the Authority, at the option of the Company, on or after the fifth anniversary of the Conversion Date, in whole at any time or in part on any Interest Payment Date, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

          No such option redemption shall occur unless there shall be available in the Bond Fund established under the Indenture sufficient Available Moneys (as defined in the Indenture) to pay all amounts due with respect to such redemption.

          If less than all of the Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot.

          In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first-class mail at least thirty (30) days but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. No further interest shall accrue on the principal of any Bond called for redemption after the redemption date if Available Moneys (as defined in the Indenture) sufficient for such redemption have been deposited with the Trustee.

          The Bonds are issued pursuant to and in full compliance with the Constitution and laws of the State of Vermont, particularly the Act, and by appropriate action duly taken by the Authority which authorizes the execution and delivery of the Agreement and the Indenture. The Bonds have been issued under the provisions of the Act.

          Notwithstanding anything to the contrary contained herein or in the Indenture, the Agreement, or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of counsel to the Authority or of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person's individual capacity, and no such person, in his or her individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or obligations, nor shall any recourse be had for the payment of the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his or her individual capacity, is hereby expressly waived and released.

          The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the holders of all Bonds at the time outstanding. Any such consent or any waiver by the Bank and the holders of all Bonds shall be conclusive and binding upon the Owner and upon all future Owners of this Bond and of any Bond issued in replacement hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

          No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

          This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or a duly appointed authenticating agent pursuant to the Indenture.


                                            VERMONT ECONOMIC DEVELOPMENT
                                            AUTHORITY


                                            By:________________________________
                                                        Manager


                                            VERMONT ECONOMIC DEVELOPMENT
                                            AUTHORITY


                                            By:________________________________
                                                        Vice Chairman

 (SEAL)

                    (Form of Certificate of Authentication)

                          CERTIFICATE OF AUTHENTICATION

          This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

                                           FIRST UNION NATIONAL BANK, as Trustee
                                           and Tender Agent



                                           By:________________________________
                                              Authorized Signature


Date of  Authentication:  ___________

                              (Form for Transfer)

          FOR VALUE RECEIVED, ____________, the undersigned, hereby sells, assigns and transfers unto ___________________ (Tax Identification or Social Security No.________________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints __________________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated _________

NOTICE:  Signature(s)  must be  guaranteed
by an  approved  eligible  guarantor
institution,  an  institution  which is a
participant  in a Securities  Transfer
Association recognized signature guarantee
program.
------------------------------

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

                                  EXHIBIT "E"

                         CONSTRUCTION FUND REQUISITION

                                   NO._______


                                                        Date:______________


First Union National Bank, as Trustee
123 S. Broad Street
Philadelphia, Pennsylvania 19109

Attention:
Ladies and Gentlemen:

          On behalf of the Vermont Economic Development Authority (the "Authority"), I hereby requisition from the Construction Fund pursuant to
Section 6.06 of a Trust Indenture dated as of December 1, 1999 (the "Indenture") between the Authority and First Union National Bank, as Trustee, the sum of $____________ to be paid as follows:

Name and Address of Payee:                Purpose of Obligation:




          I hereby certify that (a) such obligation has been incurred by Vermont Pure Holdings, Ltd. and Vermont Pure Springs, Inc., as co-borrowers, in connection with the acquisition, construction and equipping of the Project as defined in the Indenture, (b) each item is a proper charge against the Construction Fund, (c) such obligation has not been the basis for a prior requisition which has been paid (d) no written notice of any lien, right to lien or attachment upon, or claim affecting the right to receive payment of, any of the moneys payable under the requisition above has been received, (e) the payment of such requisition will not violate the prohibitions or requirements relating to the use of proceeds set forth in the Agreement, and (f) no Event of Default, as defined in the Indenture and in the Agreement or event which after notice or lapse of time or both would constitute an Event of Default has occurred and not been waived or cured.

          NOTE: THIS REQUISITION IS NOT COMPLETE AND IS NOT TO BE PAID UNTIL THE APPROVAL OF THE BANK IS RECEIVED IN THE FORM OF EXHIBIT "F" TO THE INDENTURE. VERMONT PURE HOLDINGS, LTD.



                                          By_________________________________
                                            Authorized Officer


                                          VERMONT PURE SPRINGS, INC.



                                          By_________________________________
                                            Authorized Officer

                                  EXHIBIT "F"

                                 BANK APPROVAL


          First Union National Bank, Philadelphia, Pennsylvania, issuer of the Letter of Credit hereby approves Requisition No. ______________.

                                          FIRST UNION NATIONAL BANK


                                          By_________________________________
Dated:  _________________






                                      F-1